Registration No. 2-65245
                                                             File No. 811-5051

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                                                                [X]

Pre-Effective Amendment No. _____                                          [ ]


Post-Effective Amendment No. 29                                            [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                [X]


Amendment No. 31                                                           [X]



                          CENTENNIAL MONEY MARKET TRUST
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              (Exact Name of Registrant as Specified in Charter)


               6803 South Tucson Way, Englewood, Colorado 80112
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             (Address of Principal Executive Offices) (Zip Code)


                                1-800-525-9310
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             (Registrant's Telephone Number, including Area Code)


                             Andrew J. Donohue, Esq.
                             OppenheimerFunds, Inc.
            Two World Trade Center, New York, New York 10048-0203
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


[ ]  Immediately  upon filing  pursuant to paragraph (b)
[X] On October 28, 1999 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] On  ______________  pursuant to  paragraph  (a)(1)
[ ] 75 days after  filing pursuant to paragraph (a)(2)
[ ] On _______________ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Centennial Money Market Trust


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Prospectus dated November 1, 1999

                                         Centennial  Money  Market  Trust  is  a
                                         money market  mutual fund. It seeks the
                                         maximum    current   income   that   is
                                         consistent  with low  capital  risk and
                                         maintaining   liquidity.    The   Trust
                                         invests  in  short-term,   high-quality
                                         "money   market"   instruments.

                                         This Prospectus contains important
                                         information about the Trust's
                                         objective, its investment policies,
As with all mutual funds,  the           strategies  and risks.  It also
Securities and Exchange Commission has   contains  important  information  about
not approved or disapproved the Trust's  how to buy and sell shares of the
securities nor has it determined that    Trust and other account features.
this Prospectus is accurate or           Please read this  Prospectus  carefully
complete.  It is a criminal  offense to  before you invest and keep it for
represent  otherwise.                    future  reference about your account.

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



CONTENTS

                  A B O U T  T H E  T R U S T


                  The Trust's Investment Objective and Strategies


                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments


                  I N V E S T I N G  I N  T H E  T R U S T

                  This section applies to the prospectuses of Centennial

                  Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust

                  How the Trusts are Managed

                  How to Buy Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Sell Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

A B O U T  T H E  T R U S T


The Trust's Investment Objective and Strategies


WHAT IS THE TRUST'S INVESTMENT OBJECTIVE? The Trust seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity.


WHAT DOES THE TRUST INVEST IN? The Trust is a money market fund. It invests in a variety of high-quality money market instruments to seek income. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations. To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services. If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

WHO IS THE TRUST DESIGNED FOR? The Trust is designed for investors who want to earn income at current money market rates while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00. Income on short-term money market instruments tends to be lower than income on longer term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds. The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

Main Risks of Investing in the Trust


All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust's investments must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investments among issuers to reduce the effects of a default by any one issuer on the Trust's overall portfolio and the value of the Trust's shares.

      Even so, there are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's investments (and its share price) to fall. As a result, there is a risk that the Trust's shares could fall below $1.00 per share. If there is a high redemption demand for the Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

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An investment in the Trust is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.  Although the
Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
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      The Trust's investment  manager,  Centennial Asset Management  Corporation
(referred to in this Prospectus as the Manager) tries to reduce risks by diversifying investments and by carefully researching investments before the Trust buys them. The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Trust will achieve its investment objective.


The Trust's Past Performance


The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the last ten calendar years and its average annual total returns for the 1-, 5- and 10- year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Trust's past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (% as of 12/31 each year)


[See appendix to prospectus for annual total return data for bar chart.]


For the period from 1/1/99 through 9/30/99 the cumulative total return (not annualized) was 3.35%. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 2.28% (2nd Q '89) and the lowest return (not annualized) for a calendar quarter was 0.65% (1st Q '93).



Average Annual Total Returns
for the periods ended December 31,    1 Year    5 Years         10 Years
1998

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Centennial Money Market Trust         5.09%     4.87%           5.28%

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The returns  measure the  performance of a hypothetical  account and assume that all dividends have been reinvested in additional shares.

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The total returns are not the Trust's  current  yield.  The Trust's yield more

closely reflects the Trust's current earnings.   To obtain the Trust's

current 7-day yield, please call the Transfer Agent toll-free at 1-800-525-9310.
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Fees and Expenses of the Trust


The Trust pays a variety of expenses directly for investment management, administration and other services. Those expenses are subtracted from the Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during its fiscal year ended June 30, 1999.

SHAREHOLDER FEES. The Trust does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").


Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

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 Management Fees                              0.34%

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 Distribution and/or Service (12b-1) Fees     0.20%

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 Other Expenses                               0.12%

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 Total Annual Operating Expenses              0.66%

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"Other expenses" in the table include  transfer agent fees,  custodial fees, and accounting and legal expenses the Trust pays.


EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                                1 year      3 years     5 years    10 years
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                                $67         $211        $368       $822

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About the Trust's Investments


THE TRUST'S PRINCIPAL INVESTMENT POLICIES. The Trust invests in short-term money market securities meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act. The Statement of Additional Information contains more detailed information about the Trust's investment policies and risks.

What Does the Trust Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Trust's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special standards set by the Board described briefly below. The following is a brief description of the types of money market instruments the Trust may invest in.

U.S. Government  Securities.  The Trust invests mainly in obligations  issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Other U.S. government securities, such as pass-through certificates issued by the Government National Mortgage Association (Ginnie Mae), are also supported by the full faith and credit of the U.S. government. Some government securities, agencies or instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal National Mortgage Corporation (Fannie Mae). Others may be supported only by the credit of the instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac).

Bank Obligations. The Trust can buy time deposits, certificates of deposit and bankers' acceptances. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank.

Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company or other financial firm. The Trust may buy commercial paper only if it matures in nine months or less from the date of purchase.

Corporate Debt Obligations. The Trust can invest in other short-term corporate debt obligations, besides commercial paper including debt obligations that either mature within twelve months of the date of purchase or that are subject to repurchase agreements that call for delivery in twelve months or less.

OtherMoney Market Obligations. The Trust may invest in money market obligations other than those listed above if they are subject to repurchase agreements or guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Trust or by a domestic bank. The bank must meet credit criteria set by the Trust's Board of Trustees.

      Additionally, the Trust may buy other money market instruments that the Manager approves under procedures adopted by the Board of Trustees. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

      Currently, the Board has approved the purchase of dollar-denominated obligations of foreign banks payable in the U.S. or in London, England, floating or variable rate demand notes, asset-backed securities, and bank loan participation agreements. Their purchase may be subject to restrictions adopted by the Board from time to time.

What Standards Apply to the Trust's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Trust may buy only those investments that meet standards set by the Board of Trustees and in the Investment Company Act for money market funds. The Trust's Board has adopted evaluation procedures for the Trust's portfolio, and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. "High-quality" investments are:
o rated in one of the two highest short-term rating categories of two national rating organizations, or
o rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment), or
o unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks. Some of the Trust's investment restrictions are more restrictive than the standards that apply to all money market funds. For example, as a fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Can   the  Trust's  Investment  Objective  and  Policies  Change?  The  Board of
      Trustees of the Trust can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. Some investment restrictions that are fundamental polices are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Trust can also use the investment techniques and strategies described below. The Trust might not always use all of these techniques and strategies. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

Floating Rate/Variable Rate Notes. The Trust can purchase investments with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of an investment is greater than one year, it may be purchased only if it has a demand feature. That feature must permit the Trust to recover the principal amount of the investment on not more than thirty days' notice at any time, or at specified times not exceeding one year from purchase.

Asset-Backed Securities. The Trust can invest in asset-backed investments. These are fractional interests in pools of consumer loans and other trade receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Trust.

      These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Trust could lose money if the issuer defaults.

Repurchase Agreements. The Trust may enter into repurchase agreements. In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements of 7 days or less.

Illiquid and Restricted Securities. Investments may be illiquid because they have no active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Trust may invest up to 25% of its net assets in restricted securities, subject to the 10% limit on illiquid securities and restricted securities other than those sold to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Trust or additional costs.

I N V E S T I N G  I N  T H E  T R U S T

The information below applies to Centennial Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust. Each is referred to as a "Trust" and they are collectively referred to as the "Trusts". Unless otherwise indicated, this information applies to each Trust.


How the Trusts are Managed


THE MANAGER. The investment adviser for the Trusts is the Manager, Centennial Asset Management Corporation. The Manager chooses each of the Trust's investments and handles its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with each Trust that states the Manager's responsibilities. Each Agreement sets the fees paid by the Trust to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc., has operated as an investment adviser since 1978. The Manager (including affiliates) currently manages investment companies and other assets of more than $110 billion as of September 30, 1999, and with more than 5 million shareholder accounts. The Manager is located at 6803 South Tucson Way, Englewood, Colorado 80112.

Portfolio Managers. The portfolio managers of the Trust are the persons principally responsible for the day-to-day management of the Trust's portfolio. The portfolio managers of Centennial Money Market Trust and Centennial Government Trust are Carol E.Wolf (since June 1990) and Arthur
     J. Zimmer (since January 1991). Ms. Wolf is a Vice President and Mr. Zimmer a Senior Vice President of OppenheimerFunds, Inc., and each is a Vice President of the Manager and an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser. The portfolio manager of Centennial Tax Exempt Trust is Michael Carbuto (since October 1987). Mr. Carbuto is a Vice President of the Manager and of OppenheimerFunds, Inc. and is an officer and portfolio manager of other funds for which the Manager serves as investment adviser.


Advisory Fees.  Under  each  Investment  Advisory  Agreement,  a Trust  pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows. That fee is computed on the average annual net assets of the respective Trust as of the close of each business day.

o Centennial Money Market Trust. The annual management fee rates are: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next $250 million; 0.350% of the next $500 million; and 0.325% of net assets in excess of $2 billion. In the Agreement, the Manager guarantees that the Trust's total expenses in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed the lesser of (1) 1.5% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (2) 25% of total annual investment income of the Trust. Centennial Money Market Trust's management fee for its fiscal year ended June 30, 1999 was 0.34% of the Trust's average annual net assets.

o Centennial Government Trust. The annual management fee are: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; and 0.400% of the next $250 million; 0.375% of the next $250 million and 0.350% of net assets in excess of $1.5 billion. The Manager has made the same guarantee to the Trust regarding expenses as described above for Centennial Money Market Trust. The Trust's management fee for its fiscal year ended June 30, 1999 was 0.45% of the Trust's average annual net assets.

o Centennial Tax Exempt Trust. The annual management fee rates applicable to the Trust are as follows: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next $250 million; 0.350% of the next $500 million and 0.325% of net assets in excess of $2 billion. Under the Agreement, when the value of the Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates. However, the annual fee cannot be less than $0. The Trust's management fee for its fiscal year ended June 30, 1999 was 0.42% of the Trust's average annual net assets.

YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on the handling of securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties. Issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trust's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Trust. The extent of that risk cannot be ascertained at this time.

How to Buy Shares

HOW ARE SHARE PRICES DETERMINED? Shares of each Trust are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that a Trust will be able to maintain a stable net asset value of $1.00 per share.

      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Sub-Distributor (OppenheimerFunds Distributor, Inc. is the Sub-Distributor for each Trust) receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the Sub-Distributor as described below.

How is a Trust's Net Asset Value Determined? The net asset value of shares of each Trust is determined twice each day, at 12:00 Noon and at 4:00 P.M., on each day The New York Stock Exchange is open for trading (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of a Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Board of Trustees of the Trusts, each Trust uses the amortized cost method to value its securities to determine net asset value.

      The shares of each Trust offered by this Prospectus are considered to be Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

IS THERE A MINIMUM INVESTMENT? There is a minimum initial investment described below depending on how you buy and pay for your shares. You can make additional investments at any time with as little as $25. The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional
Information,  or you  can ask  your  dealer  or  call  the  Transfer  Agent)  or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:

BuyingShares Through a Dealer's Automatic Purchase and Redemption  Program.  You
      can buy shares of a Trust through a broker-dealer that has a sales agreement with the Trust's Sub-Distributor that allows shares to be purchased through the dealer's Automatic Purchase and Redemption Program. Shares of each Trust are sold mainly to customers of participating dealers that offer the Trusts' shares under these special purchase programs. If you participate in an Automatic Purchase and Redemption Program established by your dealer, your dealer buys shares of the Trust for your account with the dealer. Program participants should also read the description of the program provided by their dealer.

BuyingShares  Through Your  Dealer.  If you do not  participate  in an Automatic
      Purchase and Redemption Program, you may buy shares of a Trust through any broker-dealer that has a sales agreement with the Sub-Distributor. Your dealer will place your order with the Sub-Distributor on your behalf.

BuyingShares Directly Through the Sub-Distributor. You can also purchase shares directly through the Sub-Distributor. Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs. The Sub-Distributor, in its sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAMS? If you buy shares of a Trust through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares for your Program Account and will hold your shares in your broker-dealer's name. These purchases will be made under the procedures described in "Guaranteed Payment" below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trusts' transfer agent does not have access to information about your account under that Program.

Guaranteed Payment  Procedures.  Some  broker-dealers may have arrangements with the Sub-Distributor to enable them to place purchase orders for shares of a Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times. Broker-dealers whose clients participate in Automatic Purchase and Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of a Trust.

o If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o If the Distributor receives a purchase order between 12:00 Noon and 4:00 P.M. on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal
     Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.

HOW CAN DIRECT SHAREHOLDERS BUY SHARES? Direct shareholders may buy shares of a Trust by completing a Centennial Funds New Account Application (enclosed with this Prospectus) and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O. Box 5143, Denver, Colorado 80217. Payment must be made by check or by Federal Funds wire as described below. If you don't list a dealer on the application, OppenheimerFunds Distributor, Inc., the Sub-Distributor, will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Trust is appropriate for you.

      Each Trust intends to be as fully invested as possible to maximize its yield. Therefore, newly-purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check. Direct shareholders may pay for purchases of shares of a Trust by check. Send your check, payable to "OppenheimerFunds Distributor, Inc.," along with your Application to the address listed above. For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the Distributor accepts your purchase order. If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds. In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made. The minimum initial investment for direct shareholders by check is $500.

Payment by Federal Funds Wire. Direct shareholders may pay for purchases of shares of a Trust by Federal Funds wire. You must also forward your Application to the Sub-Distributor's address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at 1-800-525-9310 (toll-free from within the U.S.) or 303-768-3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the Application are received by the Sub-Distributor and accepted by 12:00 Noon. If the Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M on the purchase date, distributions will begin to accrue on the shares on the next regular business day. The minimum investment by Federal Funds Wire is $2,500.

Buying Shares Through Automatic Investment Plans. Direct shareholders can purchase shares of a Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution. Details are in the Automatic Investment Plan Application and the Statement of Additional Information. The minimum monthly purchase is $25.

Service (12b-1) Plans. Each Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of the Trust. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.

Retirement Plans. Direct shareholders may buy shares of a Trust for a retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Sub-Distributor also offers a number of different retirement plans that can be used by individuals and employers:
o Individual Retirement Accounts (IRAs), including regular IRAs, Roth IRAs, rollover IRAs and Education IRAs.
o SEP-IRAs, which are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
o 403(b)(7) Custodial Plans, that are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
o      401(k) Plans, which are special retirement plans for businesses.
o Pension and Profit-Sharing Plans, designed for businesses and self-employed individuals.

      Please call the Sub-Distributor for retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.

HOW CAN PROGRAM PARTICIPANTS SELL SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you must redeem shares held in your Program Account by contacting your broker-dealer firm, or you can redeem shares by writing checks as described below. You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account. You may also arrange (but only through your broker-dealer) to have the proceeds of redeemed Trust shares sent by Federal Funds wire, as described below in "Sending Redemption Proceeds by Wire."

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES? Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, Shareholder Services, Inc., by using checkwriting privileges, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent for assistance first, at 1-800-525-9310.

Certain Requests Require a Signature Guarantee. To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee
      (although there may be other situations that also require a signature guarantee):
   o You wish to redeem  $100,000 or more and  receive a check
   o The redemption check is not payable to all shareholders listed on the account statement
   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to an account with a different owner or name
   o Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration

Where Can Direct  Shareholders  Have Their Signatures  Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:
o      a U.S. bank, trust company, credit union or savings association,
o      a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the
      Transfer Agent that includes:
   o  Your name
   o  The Trust's name
   o Your account  number (from your account  statement)
   o The dollar  amount or number of shares to be  redeemed
   o Any  special  payment  instructions
   o Any share  certificates  for the shares you are selling
   o The signatures of all registered owners exactly as listed in the account statement, and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares (such as Letters Testamentary of an Executor).

---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
requests to:                             requests to:
Shareholder Services, Inc.               Shareholder Services, Inc.
P.O. Box 5143                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270              Denver, Colorado 80231

--------------------------------------------------------------------------------

How Can Direct Shareholders Sell Shares by Telephone? Direct shareholders and their dealer representative of record may also sell shares by telephone. To enable you to receive the redemption price on a regular business day, the Transfer Agent must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate or in a retirement account by telephone. To redeem shares through a service representative, call 1-800-525-9310. The check for proceeds of telephone redemptions will be payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period. Telephone redemptions are not available within 30 days of changing the address on an account.

Retirement Plan Accounts. There are special procedures to sell shares held in a retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Trust shares in your plan account.

Sending Redemption Proceeds By Wire. While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1-800-525-9310. If you hold your shares through your dealer's Automatic Purchase and Redemption Program, you must contact your dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax? Direct shareholders may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT? Automatic Purchase and Redemption Program participants may write checks against an account held under their Program, but must arrange for checkwriting privileges through their dealers. Direct shareholders may write checks against their account by requesting that privilege on the account Application or by contacting the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

   o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank
   o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o  Checks must be written for at least $250.
   o Checks cannot be paid if they are written for more than your account value.
   o You may not write a check that would require the redemption of shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o Don't use your checks if you changed your account number, until you receive new checks.

WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES? The Trust does not charge a fee to redeem shares of a Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund. Generally, there is no fee to redeem shares of a Trust bought by exchange of shares of another Centennial Trust or eligible fund. However,

o if you acquired shares of a Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, and
o those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then
o you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares

Shares of a Trust can be exchanged for shares of certain other Centennial Trusts or other eligible funds, depending on whether you own your shares through your dealer's Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may exchange shares held in your Program Account for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust (referred to in this Prospectus as the "Centennial Trusts"), if available for sale in your state of residence, by contacting your broker-dealer and obtaining a Prospectus of the selected Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES? Direct shareholders can exchange shares of a Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information. To exchange shares, you must meet several conditions:

   o Shares of the fund selected for exchange must be available for sale in your place of residence.
   o The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.
   o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds. For example, you can exchange shares of a Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of a Trust.

      You may pay a sales charge when you exchange shares of a Trust. Because shares of the Trusts are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of a Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of a Trust purchased by reinvesting distributions from that Trust or other eligible funds (except Oppenheimer Cash Reserves), or when you exchange shares of a Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.

      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Since shares of a Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.

      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1-800-525-9310. The list of eligible funds can change from time to time.

How Do Direct Shareholders Submit Exchange Requests? Direct shareholders may request exchanges in writing or by telephone:

   o Written Exchange Requests. Complete an Exchange Authorization Form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover.

   o Telephone Exchange Requests. Telephone exchange requests may be made by calling a service representative at 1-800-525-9310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. Requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. on a regular business day to be effected that day. The Transfer Agent must receive requests to exchange shares of a Trust to funds other than the Centennial Trusts on a regular business day by the close of The New York Stock Exchange that day. The close is normally 4:00 P.M. but may be earlier on some days.

   o  Either  fund  may  delay  the  purchase  of  shares  of the  fund  you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.

   o Because excessive trading can hurt fund performance and harm shareholders, the Trusts reserve the right to refuse any exchange request that may, in the opinion of the Trusts, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   o The Trusts may amend, suspend or terminate the exchange privilege at any time. The Trusts will provide you notice whenever they are required to do so by applicable law, but they may impose these changes at any time for emergency purposes.

   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trusts' policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares of a Trust may be suspended during any period in which the Trust's determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in a Trust's best interest to do so.

Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Trust at any time. If an account has more than one owner, a Trust and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions. It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing. The Transfer Agent and the Trusts will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or making a payment via Federal Funds wire for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary  redemptions  of small accounts may be made by Centennial Tax Exempt
      Trust if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Trust your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, a Trust will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on a Trust's records. However, each shareholder may call the Transfer Agent at 1-800-525-9310 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Tax Information

DIVIDENDS. Each Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. To maintain a net asset value of $1.00 per share, a Trust might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to a Trust from the purchase payment for such shares.

CAPITAL GAINS. Each Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trusts do not seek capital gains, a Trust could realize capital gains on the sale of its portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. A Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions? For Automatic Purchase and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust. For direct shareholders, when you open your account, you should specify on your application how you want to receive your dividends and distributions.
      You have four options:

o Reinvest All Distributions in the Trust. You can elect to reinvest all dividends and capital gains distributions in additional shares of the selected Trust.
o Reinvest Capital Gains Only. You can elect to reinvest capital gains distributions in the selected Trust while receiving dividends by check or having them sent to your bank account.
o Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank.
o Reinvest Your Distributions in Another Account. You can reinvest all distributions in the same class of shares of another eligible fund account you have established.

Under the terms of Automatic Purchase and Redemption Programs, your broker-dealer can redeem shares to satisfy debit balances arising in your Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES.

Centennial Money Market Trust and Centennial Government Trust. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in Centennial Money Market Trust and Centennial Government Trust. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Trust will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. Any long-term capital gains distributions will be separately identified in the tax information the Trust sends you after the end of the calendar year.

Centennial Tax Exempt Trust. Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and non-tax exempt net investment income are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because each Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by a Trust may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in a Trust on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Trust's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information for the past 5 fiscal years ended June 30, 1999, has been audited by Deloitte & Touche LLP, the Trust's independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information, which is available on request.


                                                                                  Year Ended June 30,
                                                                 -------------------------------------------------------
                                                                 1999         1998         1997         1996        1995
                                                                 ----         ----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................           $1.00        $1.00         $1.00        $1.00       $1.00
Income from investment operations--
   net investment income and net realized gain ......             .05          .05           .05          .05         .05
Dividends and distributions to shareholders..........            (.05)        (.05)         (.05)        (.05)       (.05)
                                                                 ----         ----          ----         ----        ----
Net asset value, end of period.......................           $1.00        $1.00         $1.00        $1.00       $1.00
                                                                 ====         ====          ====         ====        ====
TOTAL RETURN(1)......................................            4.75 %       5.16 %        4.97 %       5.11 %      5.07 %

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)..............         $17,821      $15,114        $9,063       $6,753      $4,812
Average net assets (in millions).....................         $17,128      $12,617        $8,033       $6,077      $3,342
Ratios to average net assets:(2)
Net investment income ...............................            4.63 %       5.04 %        4.86 %       4.99 %      5.01 %
Expenses, before voluntary assumption
   by the Manager(3).................................            0.66 %       0.68 %        0.73 %       0.74 %      0.77 %
Expenses, net of voluntary assumption
   by the Manager....................................             N/A         0.66 %        0.67 %       0.69 %      0.73 %




1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one year.

2.   Annualized for periods less than one full year.

3. The expense ratio reflects the effect of expenses paid indirectly by the Trust.

INFORMATION AND SERVICES

For More Information on Centennial Money Market Trust:

The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Trust's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Trust's investments and performance is available in the Trust's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Trust or your account:

--------------------------------------------------------------------------------
By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1-800-525-9310
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217
--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Trust documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                        The Trust's shares are distributed by:
SEC File No. 811-2945                   Centennial Asset Management Corporation
PR0150.001.1199
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF
CENTENNIAL MONEY MARKET TRUST

      Graphic material included in Prospectus of Centennial Money Market Trust (the "Trust") under the heading: "Annual Total Returns (as of 12/31 each year)."

      Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the past 10 full calendar years. Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/89                         8.79%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/90                         7.76%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/91                         5.81%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/92                         3.53%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/93                         2.69%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/94                         3.77%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/95                         5.46%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/96                         4.94%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/97                         5.10%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/98                         5.09%
--------------------------------------------------------------------

Centennial Money Market Trust


--------------------------------------------------------------------------------


Prospectus dated November 1, 1999

                                         Centennial  Money  Market  Trust  is  a
                                         money market  mutual fund. It seeks the
                                         maximum    current   income   that   is
                                         consistent  with low  capital  risk and
                                         maintaining   liquidity.    The   Trust
                                         invests  in  short-term,   high-quality
                                         "money   market"   instruments.

                                         This Prospectus contains important
                                         information about the Trust's
                                         objective, its investment policies,
As with all mutual funds,  the           strategies  and risks.  It also
Securities and Exchange Commission has   contains  important  information  about
not approved or disapproved the Trust's  how to buy and sell shares of the
securities nor has it determined that    Trust and other account features.
this Prospectus is accurate or           Please read this  Prospectus  carefully
complete.  It is a criminal  offense to  before you invest and keep it for
represent  otherwise.                    future  reference about your account.

--------------------------------------------------------------------------------

CONTENTS


                  A B O U T  T H E  T R U S T


                  The Trust's Investment Objective and Strategies

                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust


                  About the Trust's Investments


                  How the Trusts are Managed



                  A B O U T  Y O U R  A C C O U N T


                  How to Buy Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Sell Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

A B O U T  T H E  T R U S T


The Trust's Investment Objective and Strategies

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE? The Trust seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity.

WHAT DOES THE TRUST INVEST IN? The Trust is a money market fund. It invests in a variety of high-quality money market securities to seek income. Money market securities are short-term debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities. They include, for example, bank obligations, commercial paper, other corporate debt obligations and government debt obligations.

WHO IS THE TRUST DESIGNED FOR? The Trust may be appropriate for investors who want to earn income at current money market rates while preserving the value of their investment, because the Trust is managed to keep its share price stable at $1.00. The Trust does not invest for the purpose of seeking capital appreciation or gains.


Main Risks of Investing in the Trust

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investments among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares.

      Even so, there are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's securities (and its share price) to fall. If there is a high redemption demand for the Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. As a result, there is a risk that the Trust's shares could fall below $1.00 per share.

      The Trust's investment manager, Centennial Asset Management Corporation, tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. However, an investment in the Trust is not a complete investment program. The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Trust will achieve its investment objective.

------------------------------------------------------------------------------
An investment in the Trust is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
------------------------------------------------------------------------------

The Trust's Past Performance

The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the performance for a class of shares of the Trust from year to year for the last ten calendar years and average annual total returns on that share class offered prior to the date of this prospectus for the 1-, 5- and 10- year periods. Because Class Y shares have not been offered prior to the date of this prospectus, information in the bar chart and the table show below is for the Trust's existing share class. That share class has no alphabet letter designation and is referred to in this Prospectus as the Trust's "retail share class." The retail share class is offered by a separate prospectus. Variability of returns is one measure of the risks of investing in a money market fund. The past investment performance of the share class shown below is not necessarily an indication of how either of the Trust's share classes will perform in the future.

Annual Total Returns (% as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]


For the period from 1/1/99 through 9/30/99 the cumulative total return (not annualized) was 3.35%. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 2.28% (2nd Q '89) and the lowest return (not annualized) for a calendar quarter was 0.65% (1st Q '93).




Average Annual Total Returns
for the periods ended December 31,    1 Year      5 Years       10 Years
1998

--------------------------------------------------------------------------------

Centennial Money Market Trust         5.09%       4.87%         5.28%

--------------------------------------------------------------------------------


The returns measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares.

The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings. To obtain the Trust's current 7-day yield, please call the Transfer Agent toll-free at 1-800-525-9310.



Fees and Expenses of the Trust


The Trust pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold Class Y shares of the Trust. The numbers below are based upon the Trust's expenses for its retail share class during the fiscal year ended June 30, 1999. Class Y shares were not offered during the fiscal year ended June 30, 1999.

SHAREHOLDER FEES. The Trust does not charge any shareholder fees in connection with the offer of its Class Y shares.


Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)


                                             Class Y Shares

 ------------------------------------------------------------------------------
 Management Fees                              0.34%
  ------------------------------------------------------------------------------
 Service (12b-1) Fees                         0.00%
  ------------------------------------------------------------------------------
 Other Expenses                               0.03%
 ------------------------------------------------------------------------------
 Total Annual Operating Expenses              0.37%
 ------------------------------------------------------------------------------
"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays.

The Annual Operating Expenses are estimated based on the expenses of the Trust's retail share class during the Trust's fiscal year ended June 30, 1999. It is anticipated that expenses of the Trust's Class Y shares will be lower than the Trust's retail share class because Class Y shares will not incur a service plan fee and transfer agency expenses (included in "Other Expenses") are anticipated to be lower for Class Y shares.


EXAMPLE. This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Trust's expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows:


  -----------------------------------------------------------------------------
                                1 year      3 years     5 years    10 years
  -----------------------------------------------------------------------------
  Class Y Shares                $4          $12         $21        $47
  -----------------------------------------------------------------------------

About the Trust's Investments


THE TRUST'S PRINCIPAL INVESTMENT POLICIES. The Trust invests in short-term money market securities meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act. The Statement of Additional Information contains more detailed information about the Trust's investment policies and risks.

What Does the Trust Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Trust's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special standards set by the Board described briefly below. The following is a brief description of the types of money market instruments the Trust may invest in.

o U.S. Government Securities. The Trust invests mainly in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Other U.S. government securities, such as pass-through certificates issued by the Government National Mortgage Association (Ginnie Mae), are also supported by the full faith and credit of the U.S. government. Some government securities, agencies or instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal National Mortgage Corporation (Fannie Mae). Others may be supported only by the credit of the instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac).

o Bank Obligations. The Trust can buy time deposits, certificates of deposit and bankers' acceptances. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank.

o Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company or other financial firm. The Trust may buy commercial paper only if it matures in nine months or less from the date of purchase.

o    Corporate  Debt  Obligations.  The  Trust can  invest  in other  short-term corporate debt obligations, besides commercial paper including debt obligations that either mature within twelve months of the date of purchase or that are subject to repurchase agreements that call for delivery in twelve months or less.

OtherMoney Market Obligations. The Trust may invest in money market obligations other than those listed above if they are subject to repurchase agreements or guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Trust or by a domestic bank. The bank must meet credit criteria set by the Trust's Board of Trustees.

      Additionally, the Trust may buy other money market instruments that the Manager approves under procedures adopted by the Board of Trustees. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

      Currently, the Board has approved the purchase of dollar-denominated obligations of foreign banks payable in the U.S. or in London, England, floating or variable rate demand notes, asset-backed securities, and bank loan participation agreements. Their purchase may be subject to restrictions adopted by the Board from time to time.

What Standards Apply to the Trust's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Trust may buy only those investments that meet standards set by the Board of Trustees and in the Investment Company Act for money market funds. The Trust's Board has adopted evaluation procedures for the Trust's portfolio, and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

      In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase.
"High-quality" investments are:
o rated in one of the two highest short-term rating categories of two national rating organizations, or
o rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment), or
o unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks. Some of the Trust's investment restrictions are more restrictive than the standards that apply to all money market funds. For example, as a fundamental policy, the Trust may not invest in any debt instrument having maturity in excess of one year from the date of the investment. Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Can   the  Trust's  Investment  Objective  and  Policies  Change?  The  Board of
      Trustees of the Trust can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. Some investment restrictions that are fundamental polices are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Trust can also use the investment techniques and strategies described below. The Trust might not always use all of these techniques and strategies. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

Floating Rate/Variable Rate Notes. The Trust can purchase investments with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of an investment is greater than one year, it may be purchased only if it has a demand feature. That feature must permit the Trust to recover the principal amount of the investment on not more than thirty days' notice at any time, or at specified times not exceeding one year from purchase.

Asset-Backed Securities. The Trust can invest in asset-backed investments. These are fractional interests in pools of consumer loans and other trade receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Trust.

      These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Trust could lose money if the issuer defaults.

Repurchase Agreements. The Trust may enter into repurchase agreements. In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements of 7 days or less.

Illiquid and Restricted Securities. Investments may be illiquid because they have no active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Trust may invest up to 25% of its net assets in restricted securities, subject to the 10% limit on illiquid securities and restricted securities other than those sold to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Trust or additional costs.


How the Trust is Managed


THE MANAGER. The Trust's investment adviser is Centennial Asset Management Corporation. The Manager is responsible for selecting the Trust's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Trust to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc., has operated as an investment adviser since 1978. The Manager (including affiliates) currently manages investment companies and other assets of more than $110 billion as of September 30, 1999, and with more than 5 million shareholder accounts. The Manager is located at 6803 South Tucson Way, Englewood, Colorado 80112.

Portfolio  Managers.  Carol E.  Wolf and  Arthur  J.  Zimmer  are the  portfolio managers of the Trust. They are the persons principally responsible for the day-to-day management of the Trust's portfolio. Ms. Wolf has had this responsibility since July 1990 and Mr. Zimmer since January 1991. Ms. Wolf is a Vice President and Mr. Zimmer a Senior Vice President of OppenheimerFunds, Inc., and each is an officer and portfolio manager of other funds for which OppenheimerFunds, Inc. or the Manager serves as investment advisor.

Advisory Fees.  Under the  Investment  Advisory  Agreement,  the Trust  pays the
     Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, the Manager guarantees that the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Manager undertakes to pay or refund to the Trust any amount by which such expenses shall exceed, the lesser of (i) 1.5% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (ii) 25% of total annual investment income of the Trust. The Trust's management fee for the fiscal year ended June 30, 1998 was 0.34% of the Trust's average annual net assets.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares


HOW ARE SHARES PURCHASED? You can buy shares directly through your dealer, broker or financial institution that has a sales agreement with the Trust's Distributor. The Distributor, in its sole discretion, may reject any purchase order for the Trust's shares.


      The Trust intends to be as fully invested as possible to maximize its yield. Therefore, newly-purchased shares normally will begin to accrue dividends after the Distributor accepts your purchase order, starting on the business day after the Trust receives Federal Funds from your purchase payment.


HOW ARE SHARES PURCHASED THROUGH AUTOMATIC PURCHASE AND REDEMPTION PROGRAMS? If you buy shares through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares of the Trust for your Program Account and will hold your shares in your broker-dealer's name. These purchases will be made under the procedures described in "Guaranteed Payment" below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trust's transfer agent does not have access to information about your account under that Program.

The Sub-Distributor may appoint servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs. The Sub-Distributor, in its sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAMS? If you buy shares of a Trust through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares for your Program Account and will hold your shares in your broker-dealer's name. These purchases will be made under the procedures described in "Guaranteed Payment" below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trusts' transfer agent does not have access to information about your account under that Program.

GUARANTEED PAYMENT PROCEDURES. Some broker-dealers may have arrangements with the Sub-Distributor to enable them to place purchase orders for shares of a Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times. Broker-dealers whose clients participate in Automatic Purchase and Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of a Trust.

o If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.


o If the Distributor receives a purchase order between 12:00 Noon and 4:00 P.M. on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.


HOW MUCH MUST YOU INVEST? You can open account with a minimum initial investment of $10 million and make additional investments at any time with as little as $500,000. The minimum investment requirement does not apply to reinvesting dividends from the Trust.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that the Trust will maintain a stable net asset value of $1.00 per share.


      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.


HOW IS THE TRUST'S NET ASSET VALUE DETERMINED? The net asset value of the Trust's shares is determined twice each day, at 12:00 Noon and at 4:00 P.M., on each day The New York Stock Exchange is open for trading (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."


      The net asset value per share is determined by dividing the value of the Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Trust's Board of Trustees, the Trust uses the amortized cost method to value its securities to determine net asset value.


WHAT CLASSES OF SHARES DOES THE TRUST OFFER? The Trust offers investors two different classes of shares. One share class is designed for retail investors and another share class is designed for certain institutional investors. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. The Trust's retail share class is are offered by a separate prospectus dated November 1, 1999. Class Y shares are offered only to certain institutional investors who have special agreements with the Distributor.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. Individual investors cannot buy Class Y shares directly.


      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Trust's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for the retail share class. Those instructions must be submitted by the institutional investor, not by its customers for whose benefit the share are held.


How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.

If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may redeem shares held in your Program Account by contacting your broker or dealer. You may also arrange for "Expedited
Redemptions" as described below through your broker or dealer. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent for assistance first, at 1-800-525-9310.

Certain Requests Require a Signature Guarantee. To protect you and the Trust from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

   You wish to redeem $100,000 or more and receive a check The redemption check is not payable to all shareholders listed on the account statement
   The redemption check is not sent to the address of record on your account statement
   Shares are being transferred to a Fund account with a different owner or name
   Shares are being redeemed by someone (such as an Executor) other than the owners

WhereCan I Have My  Signature  Guaranteed?  The  Transfer  Agent  will  accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Sending Redemption Proceeds by Wire. While the Trust normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1-800-525-9310.


HOWDO I SELL SHARES BY MAIL?  Write a "letter of  instructions"  that  includes:
   Your name The Trust's name Your Trust account number (from your account statement) The dollar amount or number of shares to be redeemed Any special payment instructions Any share certificates for the shares you are selling The signatures of all registered owners exactly as the account is registered, and
   Anyspecial documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
requests to:                             requests to:
Shareholder Services, Inc.               Shareholder Services, Inc.
P.O. Box 5143                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270              Denver, Colorado 80231

--------------------------------------------------------------------------------


HOW DO I SELL SHARES BY TELEPHONE? To receive the redemption price on a regular business day, the Transfer Agent must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate by telephone. To redeem shares through a service representative, call 1-800-852-8457. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

CAN I SELL SHARES THROUGH MY DEALER? The Distributor has made arrangements to repurchase Trust shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES? The Trust does not charge a fee when you redeem Class Y shares of this Trust that you bought directly or by reinvesting dividends or distributions from the Trust.


Shareholder Account Rules and Policies

More information about the Trust's policies and procedures for buying and selling shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time they believe it is in the Trust's best interest to do so.

Telephone Transaction Privileges for purchases and redemptions may be modified, suspended or terminated by the Trust at any time. If an account has more than one owner, the Trust and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Trust will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Trust if the dealer performs any transaction erroneously or improperly.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via Federal Funds wire for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

To avoid sending duplicate copies of materials to households, the Trust will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Trust's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Tax Information


DIVIDENDS. The Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. To maintain a net asset value of $1.00 per share, the Trust might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Trust from the purchase payment for such shares.

CAPITAL GAINS. The Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trust does not seek capital gains, it could realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


      If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, all dividends will be automatically reinvested in additional shares of the Trust. Under the terms of the Automatic Purchase and Redemption Program, your broker-dealer can pay redeem shares to satisfy debit balances arising in your Program Account. If that occurs, you will be entitled to dividends on those shares only up to and including the date of such redemption.


TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Trust. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders Trust. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.


      Every year the Trust will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. Any long-term capital gains distributions will be separately identified in the tax information the Trust sends you after the end of the calendar year.

Remember There May be Taxes on Transactions. Because the Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Trust may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Trust on your particular tax situation.

Financial Highlights


The Financial Highlights Table is presented to help you understand the Trust's financial performance for the past 5 fiscal years ended June 30, 1999. Class Y shares have not been offered during the past 5 fiscal years. Accordingly, the information shown is for the Trust's retail class of shares and not for Class Y shares. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information for the past 5 fiscal years ended June 30, 1998 has been audited by Deloitte & Touche LLP, the Trust's independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information, which is available on request.


                                                                                  Year Ended June 30,
                                                                 -------------------------------------------------------
                                                                 1999         1998         1997         1996        1995
                                                                 ----         ----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................           $1.00        $1.00         $1.00        $1.00       $1.00
Income from investment operations--
   net investment income and net realized gain ......             .05          .05           .05          .05         .05
Dividends and distributions to shareholders..........            (.05)        (.05)         (.05)        (.05)       (.05)
                                                                 ----         ----          ----         ----        ----
Net asset value, end of period.......................           $1.00        $1.00         $1.00        $1.00       $1.00
                                                                 ====         ====          ====         ====        ====
TOTAL RETURN(1)......................................            4.75 %       5.16 %        4.97 %       5.11 %      5.07 %

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)..............         $17,821      $15,114        $9,063       $6,753      $4,812
Average net assets (in millions).....................         $17,128      $12,617        $8,033       $6,077      $3,342
Ratios to average net assets:(2)
Net investment income ...............................            4.63 %       5.04 %        4.86 %       4.99 %      5.01 %
Expenses, before voluntary assumption
   by the Manager(3).................................            0.66 %       0.68 %        0.73 %       0.74 %      0.77 %
Expenses, net of voluntary assumption
   by the Manager....................................             N/A         0.66 %        0.67 %       0.69 %      0.73 %




1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one year.

2.   Annualized for periods less than one full year.

3. The expense ratio reflects the effect of expenses paid indirectly by the Trust.

INFORMATION AND SERVICES

For More Information on Centennial Money Market Trust:


The following additional information about the Trust is available without charge upon request:


STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Trust's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Trust's investments and performance is available in the Trust's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.


How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Trust or your account:

--------------------------------------------------------------------------------

By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1-800-525-9310

--------------------------------------------------------------------------------

By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217

--------------------------------------------------------------------------------


You can also obtain copies of the Statement of Additional Information and other Trust documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.


No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                         The Trust's shares are distributed by:

SEC File No. 811-2945                    Centennial Asset Management Corporation
PR0150.001.1199
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF
CENTENNIAL MONEY MARKET TRUST


      Graphic material included in Prospectus of Centennial Money Market Trust (the "Trust") under the heading: "Annual Total Returns (as of 12/31 each year)."


      Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the past 10 full calendar years. Set forth below are the relevant data points that will appear on the bar chart.


--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/89                         8.79%
--------------------------------------------------------------------
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12/31/90                         7.76%
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12/31/91                         5.81%
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12/31/92                         3.53%
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12/31/93                         2.69%
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12/31/94                         3.77%
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12/31/95                         5.46%
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12/31/96                         4.94%
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12/31/97                         5.10%
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12/31/98                         5.09%
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



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Centennial Money Market Trust
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6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated November 1, 1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents

Page
About the Trust
Additional Information about the Trust's Investment Policies and Risks........
     The Trust's Investment Policies..........................................
     Other Investment Strategies..............................................
     Investment Restrictions..................................................
How the Trust is Managed......................................................
     Organization and History.................................................
     Trustees and Officers of the Trust.......................................
     The Manager..............................................................
Performance of the Trust......................................................

About Your Account

How To Buy Shares.............................................................
How To Sell Shares............................................................
How To Exchange Shares........................................................
Dividends and Taxes...........................................................
Additional Information About the Trust........................................


Financial Information About the Trust
Independent Auditors' Report..................................................
Financial Statements..........................................................

Appendix A: Securities Ratings.............................................A-1
Appendix B: Industry Classifications.......................................B-1

A B O U T  T H E  T R U S T

Additional Information About the Trust's Investment Policies and Risks

The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management Corporation, will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective.


The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      The Trust's objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.


      The Trust may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Trust may also do so to generate cash to satisfy redemptions of Trust shares. In such cases, the Trust may realize a capital gain or loss on the security.

      |X| Ratings of Securities -- Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Trust may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in the Prospectus and this Statement of Additional Information do not apply to banks in which the Trust's cash is kept.

      An "Eligible Security" is one that has been rated in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this Statement of Additional Information. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

      Rule 2a-7 permits the Trust to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

      Under Rule 2a-7, the Trust may invest only up to 5% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities." In addition, the Trust may not invest more than:

      |_| 5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or |_| 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer.


      Under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Trust's procedures and with the Rule.

      If a security's rating is downgraded, the Manager and/or the Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security.

      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch IBCA, Inc., Duff and Phelps, Inc., and Thomson BankWatch, Inc. Appendix A to this Statement of Additional Information contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.


      |X| Bank Obligations. The Trust can invest in the bank obligations described in the Prospectus. The Trust will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion from a foreign bank with total assets of at least $30.0 billion. These asset requirements apply only at the time the obligations are acquired. In addition, the Trust may invest in certificates of deposit of $100,000 or less of a domestic bank, regardless of asset size, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Trust hold more than one certificate of deposit from any such bank


      Investments in securities issued by foreign banks or foreign branches of U.S. banks subject the Trust to certain additional investment risks, including future political and economic developments of the country in which the branch is located, possible imposition of withholding taxes on income payable on the securities, possible seizure of foreign deposits, establishment of exchange control restrictions, or other government regulation. While domestic banks are subject to federal and/or state laws and regulations which, among other things, require specific levels of reserves to be maintained, not all of those laws apply to foreign branches of domestic banks or domestic branches or subsidiaries of foreign banks. For purposes of this section, the term "bank" includes commercial banks, savings banks and savings and loan associations.


      |X| U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

      U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

      Securities   issued  or  guaranteed  by  U.S.   government   agencies  and
instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Trust will invest in U.S. government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal and that the security is an Eligible Security.


Other Investment Strategies

      O Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include master demand notes, which are obligations that permit the Trust to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Trust, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

      Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Trust's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Trust may invest in obligations that are not rated only if the Manager determines at the time of investment that they are Eligible Securities. The Manager, on behalf of the Trust, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio on an ongoing basis. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7.

      |X| Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets. They pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

      Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Trust has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Trust may experience losses or delays in receiving payment.

      The risks of investing in asset-backed securities are ultimately dependent upon payment of underlying assets. As a purchaser of an asset-backed security, the Trust would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

      |X| Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. An "approved vendor" may be a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion, or a broker-dealer with a net capital of $50 million which has been designated a primary dealer in government securities.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days.

      Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Trust's Board of Trustees, the Manager determines the liquidity of certain of the Trust's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

      Illiquid securities the Trust can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Trust at a time when such sale would be desirable.

      There are restricted securities that are not illiquid that the Trust can buy. They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are related to current transactions of the issuer and therefore are exempt from registration as commercial paper. Illiquid securities include repurchase agreements maturing in more than 7 days, or certain participation interests other than those with puts exercisable within 7 days.


O Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 10% of the value of the Trust's total assets and are subject to other conditions described below. The Trust will not enter into any securities lending agreements having a maturity of greater than one year. The Trust presently does not intend to lend its securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Trust's total assets. There are some risks in lending securities. The Trust could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities.

      The Trust may receive collateral for a loan. Any securities received as collateral for a loan must mature in twelve months or less. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities. The collateral must consist of cash, bank letters of credit, U.S. government securities or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust.

      When it lends securities, the Trust receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. It may also receive negotiated loan fees and the interest on the collateral securities, less any finders', custodian, administrative or other fees the Trust pays in connection with the loan. The Trust may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees.

      The Trust will not lend its portfolio securities to any officer, Trustee, employee or affiliate of the Trust or its Manager. The terms of the Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days notice or in time to vote on any important matter.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
     |_| more than 50% of the outstanding shares.

      The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Trust's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus.

n     Does the Trust  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Trust:


      |_|   The  Trust  cannot  invest  more than 5% of the value of its total assets in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities).


      |_| The Trust cannot purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer.

      |_| The Trust cannot concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S.

government and its agencies or instrumentalities.


      |_| The Trust cannot invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment.

      |_| The Trust cannot borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt.

      |_| The Trust cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors.

      |_| The Trust cannot make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or
(iii) lend its securities as described in this Statement of Additional Information.

      |_| The Trust cannot invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs.

      |_| The Trust cannot invest in real estate; however the Trust may purchase debt securities issued by companies which invest in real estate or interests therein.

      |_| The Trust cannot purchase securities on margin or make short sales of securities.

      |_| The Trust cannot invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

o The Trust cannot underwrite securities of other companies.

      |_| The Trust cannot invest in securities of other investment companies, except in connection with a consolidation or merger.

      |_| The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust.

      For purposes of the Trust's policy not to concentrate its investments in securities of issuers, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Trust Is Managed

Organization and History. The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979, with an unlimited number of authorized shares of beneficial interest.

      The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of the Trust may have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.


      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Trust into two or more classes. The Board has done so, and the Trust currently has authorized the issuance of two classes of shares. The class of shares currently offered by the Prospectus and this Statement of Additional information has no special name designation. The Trust's other class of shares, designated as "Class Y" shares, is not currently available. At such time as Class Y shares are available, both classes of shares will invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:

      |_| has its own dividends and distributions, |_| pays certain expenses which may be different for
   the different classes,
      |_|  may have a different net asset value,
o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
      |_| votes as a class on matters that affect that class alone.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of the Trust. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of the Trust available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the outstanding shares of the Trust, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |_| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.


      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under the Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Trust under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

1Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.

Oppenheimer Capital Income Fund       Oppenheimer   Senior  Floating  Rate
                                      Fund
Oppenheimer Cash Reserves             Oppenheimer Strategic Income Fund
Oppenheimer Champion Income Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds           Centennial America Fund, L. P.
Oppenheimer  Limited-Term  Government Centennial   California  Tax  Exempt
Fund                                  Trust
Oppenheimer Main Street Funds, Inc.   Centennial Government Trust
Oppenheimer  Main  Street  Small  Cap Centennial Money Market Trust
Fund
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust


Robert G. Avis*, Trustee, Age: 68
One North Jefferson Ave., St. Louis, Missouri 63103

Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G.
Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).


William A. Baker, Trustee, Age: 84
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.


George C. Bowen, Trustee, Age: 63
9224 Bauer Court, Lone Tree, Colorado 80124

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April
1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Jon S. Fossel, Trustee, Age: 57
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee, Age: 59
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 70
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 77
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 78
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Trustee, Age: 51
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Trustee, Age: 84
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 65
6803 South Tucson Way,  Englewood,  Colorado  80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Carol E. Wolf, Vice President and Portfolio Manager, Age: 47
Two World Trade Center,  New York,  New York  10048-0203
Vice President of the Manager and Centennial Asset Management Corporation (since June 1990); an officer of other Oppenheimer funds.

Arthur J. Zimmer, Vice President and Portfolio Manager, Age: 53
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since June 1997); Vice President of Centennial Asset Management Corporation (since June 1997); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990 - June
1997).

Andrew J. Donohue, Vice President and Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.


Brian W. Wixted, Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


O Remuneration of Trustees. The officers of the Trust and certain Trustees of the Trust (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and is compensation received as a trustee, director, managing general partner or member of a committee of the Board during the calendar year 1998.

  -----------------------------------------------------------------------------
                               Aggregate         Total Compensation
  Trustee's Name               Compensation      from all Denver-Based
  and Other Positions          from Trust        Oppenheimer Funds1
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Robert G. Avis               $5,734            $67,998


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  William A. Baker             $5,818            $69,998


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Jon S. Fossel                $5,691            $67,496
  Review Committee Member


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Sam Freedman                 $6,239            $73,998
  Review Committee Member


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Raymond J. Kalinowski        $6,239            $73,998
  Audit Committee Member


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  C. Howard Kast               $6,493            $76,998
  Audit and Review
  Committee Chairman


  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Robert M. Kirchner           $5,734            $67,998
  Audit Committee Member


 ------------------------------------------------------------------------------
  -----------------------------------------------------------------------------


  Ned M. Steel                 $5,734            $67,998


  -----------------------------------------------------------------------------
   1.  For the 1998 calendar year.

      o Deferred Compensation Plan for Trustees. The Trustees have adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds.

      Deferral of fees of the Trustees under this plan will not materially affect the Trust's assets, liabilities or net income per share. This plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest in the funds selected by any Trustee under this plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred fee accounts.


      |X| Major Shareholders. As of October 21, 1999 the only person who owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding retail shares was A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned 17,691,672,576.430 shares of the Trust which was 98.8% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares..


The Manager. The Manager is wholly-owned by OppenheimerFunds, Inc., which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio managers of the Trust are principally responsible for the day-to-day management of the Trust's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Trust's portfolio managers with research and support in managing the Trust's investments.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust. The Manager selects securities for the Trust's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust.


      Expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Trust. The investment advisory agreement lists examples of expenses paid by the Trust. The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus.


--------------------------------------------------------------------------------
  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
  ending 6/30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      1997                                 $32,755,568

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      1998                                 $45,145,160

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      1999                                 $57,461,310

--------------------------------------------------------------------------------


      Under the investment advisory agreement, the Manager has agreed to reimburse the Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust. For fiscal year ended June 30, 1997 and June 30, 1998 June 30, 1999, the reimbursements by the Manager to the Trust were $4,890,123, $2,382,437 and $0, respectively.


      Independently of the investment advisory agreement, the Manager had voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Trust during the period from December 1, 1991 through November 21, 1997. Contemporaneously with the amendment of the Trust's investment advisory agreement with the Manager, the Manager withdrew its voluntary waiver on November 21, 1997.

    The investment advisory agreement provides that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the agreement shall be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

      |X| The Distributor. Under its General Distributor's Agreement with the Trust, Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.

Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.


      The Trust seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.


      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase.

      Subject to applicable rules covering the Manager's activities in this area, sales of shares of the Trust and/or the other investment companies managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of transactions to dealers. That must be done in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Trust's shares. No portfolio transactions will be handled by any securities dealer affiliated with the Manager.


      The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover and may increase the Trust's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust.

Service Plan

The Trust has adopted a Service Plan for the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.


2. In accordance with Rule 12b-1 of the Investment
Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of any agreement under the plan.


      Under the plan, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Trust) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Trust. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Trust's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Trust.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. The approval must be by a "majority" (as defined in the Investment Company Act) of the shares.

      While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan.

      |X| Service Plan Fees. Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares. The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust's investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers.

      For the fiscal year ended June 30, 1999 payments under the plan totaled $34,170,025, all of which was paid by the Distributor to recipients. That included $546 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to the shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.


Performance of the Trust


Explanation of Performance Terminology. The Trust uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Trust's performance as of the Trust's most recent fiscal year end. You can obtain current performance information by calling the Trust's Transfer Agent at 1-800-525-9310.


      The Trust's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Trust's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Trust's   performance   information  as  a  basis  for  comparisons  with  other
investments:

     |_| Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.

     |_| An investment in the Trust is not insured by the FDIC or any other government agency.

     |_| The Trust's yield is not fixed or guaranteed and will fluctuate.

     |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         |_| Yields. The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

The compounded effective yield for a seven-day period is calculated by (1) adding 1 to the base period return (obtained as described above), (2) raising the sum to a power equal to 365 divided by 7, and (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      o Total Return Information. There are different types of "total returns" to measure the Trust's performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Trust uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )


         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


                             ERV - P
                             ------- = Total Return
                                P


--------------------------------------------------------------------------------

     Yield         Compounded       Average Annual Total Returns (at 6/30/99)
 (7 days ended   Effective Yield
    6/30/99)      (7 days ended
                    6/30/99)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     1-Year          5 Years        10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     4.37%            4.46%           4.75%           5.01%           5.04%

--------------------------------------------------------------------------------

      |X| Other Performance Comparisons. Yield information may be useful to investors in reviewing the Trust's performance. The Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate MonitorJ) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time, the Trust may include in its advertisements and sales literature performance information about the Trust cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.


      From time to time, the Trust's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them. Those ratings or rankings of investor/shareholder services by third parties may compare the services provided to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares


Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange ("Exchange") is open, at 12:00 Noon and at 4:00 P.M, on each day that the Exchange is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional Information mean New York time. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      The Trust's Board of Trustees has adopted the amortized cost method to value the Trust's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security.

      The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust's net asset value at $1.00 per share. Those procedures include a review of the valuations of the Trust's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any deviation between the Trust's net asset value based upon available market quotations and amortized cost. If the Trust's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.


      During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.


Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

     In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account;

(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3) authorizes the Trust, its Transfer Agent and any bank through which the Trust's drafts (checks) are payable to pay all checks drawn on the Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust's bank; and

(6) acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.


Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business. No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire


Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must
(1) state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Trust's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Trust held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trust, the Manager, the Distributor the Sub-Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

How to Exchange Shares

As stated in the Prospectus, direct shareholders can exchange shares of the Trust for Class A shares of any of the following eligible funds:

                                          Oppenheimer Main  Street  California
Oppenheimer Bond Fund                     Municipal Fund
                                          Oppenheimer Main Street Growth &
Oppenheimer Capital Appreciation Fund     Income Fund
Oppenheimer Capital Preservation          Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund       Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Value Fund        Oppenheimer Pennsylvania Municipal
                                          Fund
Oppenheimer Discovery Fund                Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer Quest Capital Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                          Oppenheimer Quest Global Value Fund,
Oppenheimer Capital Income Fund           Inc.
Oppenheimer  Europe Fund                  Oppenheimer Quest Opportunity Value
                                          Fund
Oppenheimer Florida Municipal Fund        Oppenheimer Quest Small Cap Value Fund
Oppenheimer GlobalFund                    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Real Asset Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Strategic  Income Fund
Oppenheimer Growth Fund                   Oppenheimer  Total Return Fund, Inc.
Oppenheimer High Yield Fund               Oppenheimer  Trinity  Core Fund
Oppenheimer Insured Municipal Fund        Oppenheimer Trinity Growth Fund
Oppenheimer Intermediate Municipal Fund   Oppenheimer  Trinity Value Fund
Oppenheimer International  Bond Fund      Oppenheimer U.S.  Government Trust
Oppenheimer International  Growth Fund    Oppenheimer  World  Bond  Fund
Oppenheimer International  Small
Company  Fund                             Limited-Term New York Municipal Fund
Oppenheimer Large Cap Growth Fund         Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund

and the following money
market funds:
                                          Centennial New York Tax Exempt Trust
Centennial America Fund, L. P.            Centennial Tax Exempt Trust
Centennial California Tax Exempt Trust    Oppenheimer Cash Reserves
Centennial Government Trust               Oppenheimer Money Market Fund, Inc.
Centennial Money Market Trust

      Shares of the Trust purchased without a sales charge may be exchanged for shares of an eligible fund offered with a sales charge upon payment of the sales charge. Shares of the Trust acquired by reinvestment of dividends or distributions from the Trust or any of the other eligible funds (other than Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the eligible funds.

      |_| Limits on Multiple Exchange Orders. The Trust reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Trust may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust).

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different eligible funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For Federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Trust, the Distributor, the Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      The Trust may amend, suspend or terminate the exchange privilege at any time. Although, the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60-day notice is not required in extraordinary circumstances.


Dividends and Taxes

Tax Status of the Trust's Dividends and Distributions. The federal tax treatment of the Trust's dividends and capital gains distributions is explained in the Prospectus under the caption "Distributions and Taxes." Under the Internal Revenue Code, by December 31 each year, the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. It if does not, the Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Trust not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. The Trust's dividends will not be eligible for the dividends-received deduction for corporations.

      If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as distributions. That qualification enables the Trust to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Trust qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Trust qualifies. The Trust might not meet those tests in a particular year. If it does not qualify, the Trust will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of distributions made to shareholders.

      Dividends, distributions and the proceeds of the redemption of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of the Trust as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.


Dividend Reinvestment in Another Trust. Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the close of business on the payable date of the dividend or distribution.


Additional Information About the Trust


The Distributor. The Trust's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with the Sub-Distributor. The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate.


The Transfer Agent. Shareholder Services, Inc. the Trust's Transfer Agent, is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust. It also handles shareholder servicing and administrative functions. It is paid on a "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Trust's assets. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Trust's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Trust. They audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OFI and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
Centennial Money Market Trust

The Board of Trustees and Shareholders of Centennial Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Money Market Trust as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for the period July 1, 1994 to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Money Market Trust as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP


Denver, Colorado
July 22, 1999

STATEMENT OF INVESTMENTS June 30, 1999
Centennial Money Market Trust


                                                                                             Face              Value
                                                                                            Amount           See Note 1
                                                                                         ------------     --------------
DIRECT BANK OBLIGATIONS--4.9%
Abbey National Treasury Services:
   4.85%, 8/23/99....................................................................... $ 50,000,000     $   49,642,986
   4.85%, 8/25/99.......................................................................   50,000,000         49,629,514
Bank of Scotland:
   4.88%, 8/25/99.......................................................................   50,000,000         49,627,222
   4.88%, 8/26/99.......................................................................   45,000,000         44,658,400
Credit Suisse First Boston:
   4.83%, 8/23/99(1)....................................................................   15,000,000         14,893,337
   4.83%, 9/2/99(1).....................................................................   35,000,000         34,704,163
   4.83%, 9/8/99(1).....................................................................   42,500,000         42,106,556
   4.83%, 10/12/99(1)...................................................................   30,000,000         29,585,425
   4.844%, 11/4/99(1)...................................................................   25,000,000         24,576,150
   4.90%, 9/9/99(1).....................................................................   50,000,000         49,523,611
   5.02%, 7/8/99(1).....................................................................   25,000,000         24,975,597
   5.10%, 7/29/99(2)(3).................................................................   50,000,000         49,995,852
FCC National Bank:
   4.89%, 9/3/99........................................................................   50,000,000         50,000,000
   4.925%, 11/1/99......................................................................   50,000,000         50,000,000
   4.93%, 8/27/99.......................................................................   50,000,000         50,000,000
   4.93%, 10/20/99......................................................................   50,000,000         50,000,000
   4.93%, 10/21/99......................................................................   50,000,000         50,000,000
   4.94%, 11/1/99.......................................................................   65,000,000         65,000,000
   4.94%, 11/3/99.......................................................................   50,000,000         50,000,000
   4.94%, 11/4/99.......................................................................   50,000,000         50,000,000
                                                                                                          --------------
Total Direct Bank Obligations                                                                               878,918,813
                                                                                                          --------------
LETTERS OF CREDIT--6.8%
Abbey National plc, guaranteeing commercial paper of Abbey National
   North America Corp.:
   4.80%, 7/7/99........................................................................  100,000,000         99,919,833
   4.80%, 7/8/99........................................................................   50,000,000         49,953,333
   4.81%, 7/21/99.......................................................................   50,000,000         49,866,389
   4.81%, 7/22/99.......................................................................   50,000,000         49,859,708
   4.84%, 11/12/99......................................................................   50,000,000         49,099,222
   4.89%, 8/31/99.......................................................................   50,000,000         49,585,708
   5.05%, 12/6/99.......................................................................   50,000,000         48,891,806
ABN Amro Bank N.V., guaranteeing commercial paper of
   Formosa Plastics Corp., USA, Series A, 4.89%, 8/12/99................................   20,000,000         19,885,900
ABN Amro Bank N.V., guaranteeing commercial paper of
   Lasalle National Bank:
   4.93%, 10/21/99......................................................................   50,000,000         50,000,000
   4.93%, 10/28/99......................................................................   50,000,000         50,000,000


Centennial Money Market Trust

                                                                                              Face              Value
                                                                                             Amount          See Note 1
                                                                                         ------------     --------------
LETTERS OF CREDIT (CONTINUED)
Bank of America NT & SA, guaranteeing commercial paper of
   Formosa Plastics Corp., USA, Series B, 4.88%, 8/12/99................................ $ 33,000,000     $   32,812,120
Bank One, Cleveland, N.A., guaranteeing commercial paper of
   Capital One Funding Corp.:
   Series 1995F, 5.18%, 7/2/99(2)(4)....................................................    5,602,000          5,602,000
   Series 1995F, 5.18%, 7/5/99(2)(4)....................................................   19,400,000         19,400,000
   Series 1996C, 5.18%, 7/2/99(2)(4)....................................................   12,205,000         12,205,000
   Series 1997E, 5.18%, 7/2/99(2)(4)....................................................   12,584,000         12,584,000
Bank One, Indiana, N.A., guaranteeing commercial paper of
   Primex Funding Corp., 5.18%, 7/1/99(2)(4)............................................    4,250,000          4,250,000
Barclays Bank plc, guaranteeing commercial paper of Banca Serfin SA,
   Institucion de Banca Multiple, Grupo Financiero Serfin, Nassau Branch,
   4.82%, 8/26/99.......................................................................   10,000,000          9,925,022
Barclays Bank plc, guaranteeing commercial paper of Banca Nacional
   de Comercio Exterior SNC, Series A, 4.83%, 8/4/99....................................   50,000,000         49,771,917
Barclays Bank plc, guaranteeing commercial paper of Banco Nacional
   de Mexico SA, Series A, 4.92%, 9/9/99................................................   30,000,000         29,713,000
Barclays Bank plc, guaranteeing commercial paper of Nacional Financiera SNC:
   4.84%, 8/16/99.......................................................................   13,500,000         13,416,510
   4.97%, 11/18/99......................................................................    7,000,000          6,864,706
Barclays Bank plc, guaranteeing commercial paper of Petro Brasiliero
   SA, Petrobras, Series C, 4.90%, 9/8/99...............................................   20,000,000         19,812,167
Barclays Bank plc, guaranteeing commercial paper of Unibanco-Uniao
   de Bancos Brasilierios SA, Series D, 4.81%, 10/21/99.................................   25,000,000         24,625,889
Barclays Bank plc, guaranteeing commercial paper of United Mexican States:
   4.83%, 11/3/99.......................................................................   50,000,000         49,159,722
   4.97%, 11/17/99......................................................................   80,000,000         78,464,822
Credit Suisse First Boston, guaranteeing commercial paper of Credit Suisse
   First Boston International Ltd.:
   4.81%, 8/20/99.......................................................................   50,000,000         49,665,972
   4.82%, 8/12/99.......................................................................   27,000,000         26,848,170
   4.83%, 8/19/99.......................................................................   25,000,000         24,835,646
   4.87%, 9/16/99.......................................................................   15,000,000         14,843,754
   4.99%, 9/22/99(3)....................................................................   50,000,000         50,000,000
First Chicago NBD Corp., guaranteeing commercial paper of First Chicago Financial:
   4.85%, 9/16/99.......................................................................   50,000,000         49,481,320
   4.85%, 10/14/99......................................................................   37,000,000         36,476,604
   4.90%, 7/28/99.......................................................................   26,000,000         25,904,450
Morgan Guaranty Trust Co., guaranteeing commercial paper of
   Morgan Guaranty Trust Co. of New York, 5.09%, 7/27/99(2).............................   45,000,000         44,994,735
                                                                                                          --------------
Total Letters of Credit                                                                                    1,208,719,425
                                                                                                          --------------

Centennial Money Market Trust

                                                                                              Face            Value
                                                                                             Amount         See Note 1
                                                                                         ------------     --------------
SHORT-TERM NOTES--88.3%
ASSET-BACKED--18.7%
Asset Backed Capital Finance, Inc.:
   4.82%, 10/8/99(1).................................................................... $ 26,467,000     $   26,116,180
   4.90%, 7/6/99(2)(4)..................................................................   19,000,000         19,000,000
   4.98%, 7/19/99(2)(4).................................................................   45,000,000         45,000,000
Asset Securitization Cooperative:
   5.25%, 8/25/99(1)....................................................................   70,000,000         69,438,542
   5.25%, 8/27/99(1)....................................................................   93,000,000         92,226,937
   5.10%, 9/2/99(1).....................................................................   50,000,000         49,553,750
Atlantis One Funding Corp.:
   4.82%, 9/23/99(1)....................................................................   50,000,000         49,437,667
   4.84%, 8/18/99(1)....................................................................   97,718,000         97,087,393
   4.89%, 8/17/99(1)....................................................................   50,000,000         49,680,792
   4.90%, 8/19/99(1)....................................................................  100,000,000         99,333,056
Beta Finance, Inc.:
   4.81%, 10/29/99(1)...................................................................   50,000,000         49,198,333
   4.83%, 10/8/99(1)....................................................................   44,000,000         43,415,570
   4.84%, 8/17/99(1)....................................................................  115,000,000        114,271,761
   4.86%, 9/13/99(1)....................................................................   20,000,000         19,800,200
   4.86%, 9/24/99(1)....................................................................   25,000,000         24,713,125
   4.87%, 8/24/99(1)....................................................................   13,000,000         12,905,035
   4.88%, 9/9/99(1).....................................................................   18,500,000         18,324,456
   4.94%, 7/26/99(1)....................................................................   36,000,000         35,876,500
Corporate Asset Funding Co., Inc.:
   4.81%, 8/11/99(1)....................................................................   50,000,000         49,726,097
   4.82%, 11/8/99(1)....................................................................   50,000,000         49,129,722
   4.82%, 11/10/99(1)...................................................................   50,000,000         49,116,333
   4.86%, 7/21/99(1)....................................................................   50,000,000         49,865,000
   4.93%, 7/13/99(1)....................................................................   50,000,000         49,917,833
   4.95%, 9/8/99(1).....................................................................   25,000,000         24,762,813
   5.04%, 7/28/99(1)....................................................................   50,000,000         49,811,000
   5.08%, 9/24/99(1)....................................................................   50,000,000         49,399,097
   5.11%, 9/20/99(1)....................................................................   31,000,000         30,643,578
Eureka Securitization, Inc.:
   4.86%, 7/1/99(1).....................................................................   50,000,000         50,000,000
   4.94%, 8/11/99(1)....................................................................   40,000,000         39,774,956
   4.94%, 8/12/99(1)....................................................................   50,000,000         49,711,833
   5%, 7/14/99(1).......................................................................   50,000,000         49,909,722

Centennial Money Market Trust


                                                                                              Face              Value
                                                                                             Amount          See Note 1
                                                                                         ------------     --------------
ASSET-BACKED(CONTINUED)
Eureka Securitization, Inc.: (continued)
   5.09%, 9/14/99(1).................................................................... $ 50,000,000     $   49,469,792
   5.11%, 9/10/99(1)....................................................................   23,000,000         22,768,205
   5.15%, 9/20/99(1)....................................................................   30,000,000         29,652,375
   5.25%, 8/25/99(1)....................................................................   50,000,000         49,598,958
   5.35%, 7/20/99(1)....................................................................   30,000,000         29,915,292
   5.37%, 7/9/99(1).....................................................................   10,100,000         10,087,947
Falcon Asset Securitization Corp.:
   4.85%, 7/7/99(1).....................................................................   70,000,000         69,942,750
   4.93%, 7/12/99(1)....................................................................   50,000,000         49,924,681
   4.93%, 7/26/99(1)....................................................................   50,000,000         49,828,819
Moat Funding LLC:
   4.96%, 7/8/99(1).....................................................................   35,177,000         35,143,074
   4.98%, 7/20/99(1)....................................................................   50,000,000         49,868,583
   5%, 8/30/99(1).......................................................................  105,000,000        104,125,000
Park Avenue Receivables Corp.:
   4.82%, 10/15/99(1)...................................................................   41,784,000         41,190,992
   4.83%, 8/4/99(1).....................................................................   76,522,000         76,171,170
   4.94%, 7/21/99(1)....................................................................   29,580,000         29,498,819
   5.05%, 7/20/99(1)....................................................................   50,000,000         49,866,736
   5.15%, 8/23/99(1)....................................................................   36,244,000         35,969,200
   5.33%, 9/9/99(1).....................................................................  100,000,000         98,963,611
Preferred Receivables Funding Corp.:
   4.82%, 10/20/99(1)...................................................................   11,350,000         11,181,320
   4.85%, 9/23/99(1)....................................................................   22,620,000         22,363,802
   4.86%, 7/22/99(1)....................................................................    6,000,000          5,982,990
   4.93%, 7/27/99(1)....................................................................   49,755,000         49,577,845
   5.15%, 9/24/99(1)....................................................................   56,375,000         55,689,496
Sigma Finance, Inc.:
   4.77%, 8/2/99(1).....................................................................   50,000,000         49,788,000
   4.78%, 7/30/99(1)....................................................................   32,500,000         32,374,917
   4.82%, 8/19/99(1)....................................................................   20,000,000         19,868,789
   4.82%, 10/29/99(1)...................................................................   25,000,000         24,598,333
   4.825%, 8/11/99(1)...................................................................   38,030,000         37,821,020
   4.85%, 10/8/99(1)....................................................................   36,000,000         35,519,850
   4.86%, 9/21/99(1)....................................................................   50,000,000         49,446,500
   4.86%, 11/12/99(1)...................................................................   20,000,000         19,638,200
   4.87%, 8/18/99(1)....................................................................   50,000,000         49,675,333
   4.90%, 9/10/99(1)....................................................................  100,000,000         99,025,722
   4.94%, 7/8/99(1).....................................................................   23,000,000         22,977,907
   5.08%, 7/7/99(1).....................................................................   15,000,000         15,000,000

Centennial Money Market Trust

                                                                                              Face              Value
                                                                                             Amount          See Note 1
                                                                                         ------------     --------------
ASSET-BACKED (CONTINUED)
Variable Funding Capital Corp.:
   4.81%, 7/19/99(1).................................................................... $ 50,000,000     $   49,879,750
   4.81%, 7/20/99(1)....................................................................   18,750,000         18,702,401
   4.86%, 7/13/99(1)....................................................................   50,000,000         49,919,000
   4.93%, 7/8/99(1).....................................................................   50,000,000         49,952,069
   4.94%, 7/14/99(1)....................................................................   45,500,000         45,418,833
   4.94%, 7/15/99(1)....................................................................   75,000,000         74,855,236
   5.05%, 7/9/99(1).....................................................................   50,000,000         49,943,889
                                                                                                          --------------
                                                                                                           3,328,334,487
BANK HOLDING COMPANIES--12.0%                                                                             --------------
Bank One Corp.:
   4.82%, 7/29/99.......................................................................   50,000,000         49,812,556
   4.83%, 9/29/99.......................................................................   50,000,000         49,396,250
   4.84%, 8/18/99.......................................................................   50,000,000         49,677,333
   4.88%, 8/5/99........................................................................   50,000,000         49,762,778
BankAmerica Corp.:
   4.80%, 10/18/99......................................................................  100,000,000         98,546,667
   4.83%, 10/6/99.......................................................................   50,000,000         49,349,292
   4.83%, 10/7/99.......................................................................   50,000,000         49,342,583
   4.84%, 11/17/99......................................................................   50,000,000         49,065,611
   4.84%, 11/18/99......................................................................   50,000,000         49,058,889
   4.89%, 9/20/99.......................................................................   50,000,000         49,447,204
Bankers Trust Co., New York:
   4.90%, 8/5/99........................................................................   50,000,000         49,761,806
   4.94%, 10/15/99......................................................................   50,000,000         49,272,722
   4.97%, 11/10/99......................................................................   46,300,000         45,456,260
   5%, 7/1/99...........................................................................   50,000,000         50,000,000
   5%, 7/19/99..........................................................................   30,000,000         29,925,000
   5.01%, 7/15/99.......................................................................   44,500,000         44,413,299
   5.02%, 7/29/99.......................................................................  100,000,000         99,607,222
   5.04%, 12/15/99......................................................................   70,000,000         68,363,400
   5.05%, 8/30/99.......................................................................   50,000,000         49,579,167
Chase Manhattan Corp.:
   4.80%, 10/20/99......................................................................   50,000,000         49,260,000
   4.80%, 10/21/99......................................................................   50,000,000         49,253,333
J.P. Morgan & Co., Inc.:
   4.75%, 7/26/99.......................................................................   90,000,000         89,703,125
   4.79%, 7/19/99.......................................................................   50,000,000         49,880,250
   4.79%, 7/21/99.......................................................................   95,613,000         95,359,577
   4.80%, 10/18/99......................................................................  100,000,000         98,546,667

Centennial Money Market Trust



                                                                                              Face              Value
                                                                                             Amount          See Note 1
                                                                                         ------------     --------------

BANK HOLDING COMPANIES (CONTINUED)
J.P.  Morgan & Co., Inc.: (continued)
   4.82%, 7/7/99........................................................................ $ 50,000,000     $   49,959,833
   4.83%, 7/12/99.......................................................................   50,000,000         49,926,208
   4.83%, 10/4/99.......................................................................   50,000,000         49,362,708
   4.84%, 9/27/99.......................................................................  154,385,000        152,559,783
   4.85%, 7/14/99.......................................................................   50,000,000         49,912,431
   4.85%, 7/15/99.......................................................................   40,000,000         39,924,556
Keycorp:
   4.95%, 8/11/99.......................................................................   25,000,000         24,859,063
   4.95%, 8/13/99.......................................................................   25,000,000         24,852,188
Wells Fargo & Co.:
   4.81%, 8/23/99.......................................................................   90,000,000         89,358,553
   4.84%, 7/21/99.......................................................................   50,000,000         49,865,556
   4.88%, 7/30/99.......................................................................   50,000,000         49,803,444
   4.90%, 7/22/99.......................................................................   50,000,000         49,857,083
                                                                                                          --------------
                                                                                                           2,142,082,397
BEVERAGES--2.1%                                                                                           --------------
Coca-Cola Enterprises, Inc.:
   4.81%, 9/21/99(1)....................................................................   15,000,000         14,835,658
   4.81%, 9/27/99(1)....................................................................   40,000,000         39,529,689
   4.82%, 9/16/99(1)....................................................................   50,000,000         49,479,181
   4.83%, 8/11/99(1)....................................................................   35,000,000         34,807,471
   4.84%, 11/4/99(1)....................................................................   25,000,000         24,576,500
   4.85%, 7/22/99(1)....................................................................   25,000,000         24,929,271
   4.87%, 8/26/99(1)....................................................................   50,000,000         49,621,222
   4.88%, 8/4/99(1).....................................................................   35,000,000         34,838,689
   4.90%, 9/9/99(1).....................................................................   50,000,000         49,523,611
   5.04%, 7/15/99(1)....................................................................   50,000,000         49,902,000
                                                                                                          --------------
                                                                                                             372,043,292
BROKER/DEALERS--16.3%                                                                                     --------------
Bear Stearns Cos., Inc.:
   4.75%, 7/28/99.......................................................................   50,000,000         49,821,875
   4.76%, 10/13/99......................................................................   50,000,000         49,312,444
   4.82%, 8/12/99.......................................................................   50,000,000         49,718,833
   4.83%, 8/26/99.......................................................................   50,000,000         49,624,333
   4.85%, 11/22/99......................................................................   10,000,000          9,806,000
   4.87%, 8/30/99.......................................................................   50,000,000         49,594,167
   4.88%, 7/8/99........................................................................   25,000,000         24,976,278
   4.912%, 7/5/99(2)....................................................................   12,500,000         12,500,000
   4.964%, 7/12/99(2)...................................................................   35,000,000         35,000,000

Centennial Money Market Trust



                                                                                             Face               Value
                                                                                            Amount           See Note 1
                                                                                        -------------     --------------

BROKER/DEALERS (CONTINUED)
Bear Stearns Cos., Inc.: (continued)
   4.983%, 7/12/99(2)...................................................................$ 100,000,000    $   100,000,000
   4.994%, 7/20/99(2)...................................................................   10,000,000          9,992,589
   5.02%, 7/19/99(2)....................................................................   50,000,000         50,000,000
   5.03%, 8/18/99(2)....................................................................   50,000,000         50,000,000
   5.078%, 7/6/99(2)....................................................................   25,000,000         25,012,484
   5.11%, 7/27/99(2)....................................................................   30,000,000         30,000,000
   5.14%, 7/26/99(2)....................................................................   50,000,000         50,000,000
   5.15%, 7/7/99(2).....................................................................   30,000,000         30,000,000
   5.16%, 9/16/99(2)....................................................................   50,000,000         50,000,000
   5.18%, 9/8/99(2).....................................................................   30,000,000         30,000,000
   5.349%, 9/9/99(2)....................................................................   35,000,000         35,000,000
   5.378%, 8/18/99(2)...................................................................   45,000,000         45,000,000
Goldman Sachs Group, LP Promissory Nt.:
   4.892%, 10/27/99.....................................................................   50,000,000         50,000,000
   5.07%, 9/9/99........................................................................   50,000,000         50,000,000
Goldman Sachs Group, LP:
   4.80%, 10/28/99......................................................................  150,000,000        147,613,389
   4.82%, 10/25/99......................................................................   50,000,000         49,223,444
   4.82%, 10/27/99......................................................................   45,000,000         44,289,050
   4.83%, 10/6/99.......................................................................   50,000,000         49,349,292
   4.83%, 10/13/99......................................................................   50,000,000         49,302,333
   4.87%, 9/2/99........................................................................   50,000,000         49,573,875
   4.94%, 11/18/99......................................................................   40,000,000         39,231,556
   5.11%, 7/12/99(2)(4).................................................................   25,000,000         25,010,594
   5.12%, 7/13/99(2)(4).................................................................   40,000,000         40,022,629
   5.12%, 9/21/99.......................................................................   50,000,000         49,416,889
   5.20%, 7/7/99(2)(4)..................................................................   50,000,000         50,047,010
Lehman Brothers Holdings:
   4.93%, 7/8/99........................................................................   96,000,000         95,907,973
   4.94%, 7/6/99........................................................................   70,000,000         69,951,972
   4.95%, 7/14/99.......................................................................  100,000,000         99,821,250
Merrill Lynch & Co., Inc.:
   5.06%, 9/23/99(2)....................................................................   35,000,000         35,000,000
   5.11%, 7/8/99(2).....................................................................   50,000,000         50,000,000
   5.14%, 7/28/99(2)....................................................................   50,000,000         50,000,000
   5.35%, 7/1/99........................................................................  191,400,000        191,400,000
Morgan Stanley Dean Witter & Co.:
   4.81%, 8/26/99.......................................................................   50,000,000         49,625,889
   4.82%, 8/25/99.......................................................................   50,000,000         49,631,806
   5.057%, 7/16/99(2)...................................................................   50,000,000         49,983,984
   5.16%, 9/14/99(2)....................................................................   50,000,000         50,000,000
   6%, 9/13/99(2).......................................................................   21,730,000         21,730,000

Centennial Money Market Trust

                                                                                             Face              Value
                                                                                            Amount           See Note 1
                                                                                         ------------      -------------
BROKER/DEALERS (CONTINUED)
NationsBanc Montgomery Securities LLC, 6.20%, 9/1/99(2)                                  $ 20,000,000     $   20,000,000
Salomon Smith Barney Holdings, Inc.:
   4.79%, 11/10/99......................................................................  100,000,000         98,238,167
   4.80%, 10/12/99......................................................................   50,000,000         49,313,333
   4.80%, 10/13/99 .....................................................................   50,000,000         49,306,667
   4.80%, 10/18/99......................................................................   50,000,000         49,273,333
   4.80%, 10/25/99......................................................................   50,000,000         49,226,667
   4.80%, 11/15/99......................................................................   50,000,000         49,086,667
   4.83%, 10/5/99.......................................................................   50,000,000         49,356,000
   5.02%, 7/29/99.......................................................................   50,000,000         49,804,778
   5.03%, 7/26/99.......................................................................   50,000,000         49,825,347
   5.08%, 9/13/99.......................................................................   50,000,000         49,477,889
                                                                                                          --------------
                                                                                                           2,904,400,786
                                                                                                          --------------
CHEMICALS--1.2%
Henkel Corp.:
   4.80%, 7/16/99(1)....................................................................   15,000,000         14,970,000
   4.80%, 10/25/99(1)...................................................................   13,000,000         12,798,933
   4.88%, 9/3/99(1).....................................................................   12,000,000         11,895,893
Monsanto Co.:
   4.75%, 8/3/99(1).....................................................................   23,000,000         22,899,854
   4.83%, 9/29/99(1)....................................................................   19,236,000         19,003,725
   4.835%, 10/8/99(1)...................................................................   25,000,000         24,667,594
   4.835%, 10/13/99.....................................................................   25,000,000         24,650,806
   4.84%, 8/19/99(1)....................................................................   16,550,000         16,440,972
   4.85%, 9/2/99........................................................................   20,000,000         19,830,250
   4.85%, 9/15/99.......................................................................   23,500,000         23,259,386
   4.85%, 9/20/99.......................................................................   28,591,000         28,279,001
                                                                                                          --------------
                                                                                                             218,696,414
                                                                                                          --------------
COMMERCIAL FINANCE--11.0%
Caterpillar Financial Services Corp.:
   4.88%, 8/25/99.......................................................................   38,500,000         38,212,961
   5.06%, 8/16/99(2)....................................................................   15,000,000         15,001,755
CIT Group Holdings, Inc.:
   4.75%, 7/28/99.......................................................................   22,000,000         21,921,625
   4.75%, 7/29/99.......................................................................   50,000,000         49,815,278
Countrywide Home Loans:
   4.93%, 7/7/99........................................................................   73,102,000         73,041,135
   4.93%, 7/13/99.......................................................................   25,661,000         25,617,804
   4.93%, 7/15/99.......................................................................   23,460,000         23,415,022
   4.94%, 7/26/99(2)....................................................................   35,000,000         35,000,000
   5%, 7/6/99(2)........................................................................   25,000,000         24,996,678
   5%, 7/26/99(2).......................................................................   50,000,000         49,999,541

Centennial Money Market Trust


                                                                                              Face             Value
                                                                                             Amount         See Note 1
                                                                                         ------------     --------------
COMMERCIAL FINANCE (CONTINUED)
Countrywide Home Loans: (continued)
   5%, 7/29/99(2)....................................................................... $ 50,000,000     $   49,999,134
   5.042%, 8/30/99(2)...................................................................   25,000,000         25,000,000
   5.05%, 7/12/99.......................................................................   30,589,000         30,541,799
   5.05%, 7/29/99.......................................................................   50,000,000         49,803,222
   5.125%, 7/12/99(2)...................................................................   25,000,000         25,000,000
   5.246%, 7/29/99(2)...................................................................   23,000,000         22,998,488
   5.25%, 10/14/99(2)...................................................................   40,000,000         40,000,000
FINOVA Capital Corp.:
   4.85%, 8/24/99.......................................................................   35,000,000         34,745,375
   4.87%, 11/9/99.......................................................................   50,000,000         49,113,931
   4.89%, 7/15/99.......................................................................   65,000,000         64,875,458
   4.89%, 7/16/99.......................................................................   34,000,000         33,930,725
   4.91%, 9/21/99.......................................................................   48,750,000         48,204,785
   4.91%, 9/22/99.......................................................................   46,000,000         45,479,267
   4.93%, 7/13/99 ......................................................................   25,000,000         24,958,917
   4.98%, 9/9/99........................................................................   28,000,000         27,728,867
   5%, 9/15/99..........................................................................   39,500,000         39,083,056
   5%, 9/16/99..........................................................................   20,000,000         19,786,111
   5.05%, 8/16/99(2)....................................................................   25,000,000         25,000,000
   5.05%, 8/16/99(2)....................................................................   25,000,000         25,000,000
   5.097%, 8/24/99(2)...................................................................   25,000,000         25,000,000
   5.255%, 9/16/99(2)...................................................................   25,000,000         25,000,000
   5.50%, 3/10/00.......................................................................   20,000,000         19,226,944
Heller Financial, Inc.:
   4.83%, 7/21/99.......................................................................   50,000,000         49,865,833
   4.90%, 8/12/99.......................................................................   60,000,000         59,655,425
   4.90%, 8/13/99.......................................................................   50,000,000         49,707,361
   4.93%, 8/11/99.......................................................................   25,000,000         24,859,632
   4.95%, 7/22/99.......................................................................   40,000,000         39,884,500
   5.05%, 7/6/99(2) ....................................................................   13,000,000         12,999,725
   5.075%, 7/19/99(2)...................................................................   50,000,000         50,004,291
   5.149%, 9/9/99(2)....................................................................   50,000,000         50,000,000
   5.25%, 7/13/99(2)....................................................................   50,000,000         50,000,000
   5.35%, 7/8/99........................................................................   20,000,000         19,979,194
Homeside Lending, Inc.:
   4.84%, 7/12/99.......................................................................   25,000,000         24,963,028
   4.85%, 7/9/99........................................................................   40,980,000         40,934,285
   5%, 7/15/99..........................................................................   75,000,000         74,855,431
   5.02%, 7/13/99.......................................................................   20,000,000         19,966,533
   5.03%, 7/14/99.......................................................................   50,000,000         49,909,181
   5.04%, 7/29/99.......................................................................   50,000,000         49,804,000


Centennial Money Market Trust


                                                                                             Face              Value
                                                                                            Amount          See Note 1
                                                                                         ------------     --------------
COMMERCIAL FINANCE (CONTINUED)
Safeco Credit Co.:
   4.85%, 7/9/99........................................................................ $ 27,000,000     $   26,971,122
   4.92%, 9/9/99........................................................................   25,000,000         24,760,833
   5.06%, 7/19/99.......................................................................   21,100,000         21,046,617
   5.125%, 7/26/99......................................................................   28,000,000         27,900,347
   5.16%, 9/17/99.......................................................................   36,000,000         35,596,220
   5.27%, 9/3/99........................................................................   25,000,000         24,765,778
TransAmerica Finance Corp., 5.25%, 7/22/99(2)...........................................   35,000,000         35,000,000
                                                                                                          --------------
                                                                                                           1,970,927,214
                                                                                                          --------------
CONSUMER FINANCE--1.4%
American Express Credit Corp.:
   4.79%, 9/15/99.......................................................................   50,000,000         49,494,389
   4.79%, 9/16/99.......................................................................   50,000,000         49,487,736
Sears Roebuck Acceptance Corp.:
   4.90%, 9/3/99........................................................................   50,000,000         49,564,444
   4.97%, 7/26/99.......................................................................   50,000,000         49,827,431
   5.14%, 8/26/99.......................................................................   50,000,000         49,600,222
                                                                                                          --------------
                                                                                                             247,974,222
                                                                                                          --------------

DIVERSIFIED FINANCIAL--6.2%
Ford Motor Credit Co.:
   4.93%, 7/22/99.......................................................................  100,000,000         99,712,417
   6.375%, 9/15/99......................................................................   10,000,000         10,031,171
General Electric Capital Corp.:
   4.80%, 7/29/99.......................................................................   50,000,000         49,813,333
   4.81%, 9/9/99........................................................................   30,000,000         29,719,417
   4.82%, 7/21/99.......................................................................   50,000,000         49,866,111
   4.83%, 10/22/99......................................................................   40,000,000         39,393,567
   4.83%, 10/28/99......................................................................   50,000,000         49,201,708
General Electric Capital Services:
   4.74%, 8/5/99........................................................................   50,000,000         49,769,583
   4.80%, 10/21/99......................................................................   50,000,000         49,253,333
   4.82%, 9/2/99........................................................................   50,000,000         49,578,250
   4.83%, 10/13/99......................................................................   50,000,000         49,302,333
   4.90%, 7/23/99.......................................................................  100,000,000         99,700,556
General Motors Acceptance Corp.:
   4.80%, 7/6/99........................................................................   50,000,000         49,966,667
   4.80%, 7/7/99........................................................................   50,000,000         49,960,000
   4.81%, 8/12/99.......................................................................   50,000,000         49,719,417
   4.91%, 7/19/99.......................................................................   50,000,000         49,877,250
   5.06%, 9/23/99.......................................................................   50,000,000         49,409,667


Centennial Money Market Trust


                                                                                              Face              Value
                                                                                             Amount          See Note 1
                                                                                         ------------     --------------

DIVERSIFIED FINANCIAL (CONTINUED)
Household International, Inc.:
   4.83%, 8/5/99(1)..................................................................... $ 25,000,000     $   24,882,604
   4.90%, 8/23/99(1)....................................................................   25,000,000         24,819,653
Prudential Funding Corp.:
   4.82%, 7/14/99.......................................................................   50,000,000         49,912,972
   4.83%, 7/15/99.......................................................................   50,000,000         49,906,083
   4.83%, 7/16/99.......................................................................   50,000,000         49,899,375
   4.83%, 9/29/99.......................................................................   26,000,000         25,686,050
                                                                                                           -------------
                                                                                                           1,099,381,517

DIVERSIFIED MEDIA--0.2%
Omnicom Finance, Inc.:
   5.10%, 8/27/99(1)....................................................................   20,000,000         19,838,500
   5.16%, 9/24/99(1)....................................................................   10,000,000          9,878,167
                                                                                                           -------------
                                                                                                              29,716,667
                                                                                                           -------------

INDUSTRIAL SERVICES--0.1%
Atlas Copco AB, 4.875%, 7/23/99(1)                                                         15,000,000         14,955,313
                                                                                                           -------------

INSURANCE--9.1%
AIG Life Insurance Co., 4.93%, 7/1/99(2)(4).............................................   20,000,000         20,000,000
Allstate Life Insurance Co., 4.94%, 7/1/99(2)...........................................   50,000,000         50,000,000
American General Corp., 4.81%, 8/2/99...................................................   50,000,000         49,786,222
Combined Insurance Co. of America, 4.995%, 7/5/99(2)(4).................................   50,000,000         50,000,000
First Allmerica Financial Life Insurance Co., 4.94%, 7/1/99(2)..........................   30,000,000         30,000,000
GE Financial Assurance Holdings, Inc., 4.75%, 7/26/99...................................   50,000,000         49,835,069
General American Life Insurance Co., 5.12%, 7/1/99(2)...................................  235,000,000        235,000,000
Jackson National Life Insurance Co.:
   4.94%, 7/1/99(2).....................................................................   70,000,000         70,000,000
   4.94%, 7/1/99(2).....................................................................   45,000,000         45,000,000
John Hancock Mutual Life Insurance Co., 4.95%, 7/1/99(2)................................  100,000,000        100,000,000
Pacific Mutual Life Insurance Co., 4.941%, 7/1/99(2)(4) ................................   90,000,000         90,000,000
Principal Mutual Life Insurance Co., 4.96%, 7/1/99(2)(4)................................   95,000,000         95,000,000
Protective Life Insurance Co.:
   4.96%, 7/1/99(2).....................................................................   20,000,000         20,000,000
   5.07%, 7/1/99(2).....................................................................   70,000,000         70,000,000
   5.08%, 7/1/99(2).....................................................................   30,000,000         30,000,000
Prudential Life Insurance Co., 5%, 7/1/99(2)............................................  200,000,000        200,000,000
Safeco Corp., 4.88%, 7/12/99............................................................   30,000,000         29,955,267
Security Benefit Life Insurance Co., 4.96%, 7/1/99(2)...................................  100,000,000        100,000,000

Centennial Money Market Trust


                                                                                             Face              Value
                                                                                            Amount          See Note 1
                                                                                         ------------     --------------
INSURANCE (CONTINUED)
 Travelers Insurance Co.:
   4.917%, 7/1/99(2)(4)................................................................. $ 23,000,000     $   23,000,000
   4.938%, 7/1/99(2)(4).................................................................   25,000,000         25,000,000
   4.938%, 7/1/99(2)(4).................................................................   40,000,000         40,000,000
   4.967%, 7/1/99(2)(4).................................................................   50,000,000         50,000,000
 Western & Southern Life Insurance Co., 4.93%, 7/1/99(2)................................  100,000,000        100,000,000
 Western National Life Insurance Co., 4.93%, 7/1/99(2)..................................   50,000,000         50,000,000
                                                                                                           -------------
                                                                                                           1,622,576,558
                                                                                                           -------------

LEASING & FACTORING--3.6%
American Honda Finance Corp.:
   4.975%, 7/27/99(2)...................................................................   25,000,000         25,000,000
   4.98%, 7/8/99(2).....................................................................   30,000,000         30,000,000
   5%, 7/26/99(2).......................................................................   43,000,000         42,987,993
   5.135%, 9/22/99(2)...................................................................   35,000,000         34,990,015
   5.144%, 9/20/99(2)...................................................................   65,000,000         64,985,943
Hertz Corp.:
   4.82%, 7/15/99.......................................................................   50,000,000         49,906,278
   4.82%, 7/22/99.......................................................................   50,000,000         49,859,417
   4.85%, 7/8/99........................................................................  100,000,000         99,905,694
   4.91%, 7/23/99.......................................................................   50,000,000         49,849,972
   4.96%, 7/9/99........................................................................  150,000,000        149,837,222
International Lease Finance Corp., 4.80%, 7/6/99........................................   50,000,000         49,966,667
                                                                                                           -------------
                                                                                                             647,289,201
                                                                                                           -------------

MANUFACTURING--1.4%
Eaton Corp.:
   4.83%, 8/23/99.......................................................................   50,000,000         49,644,458
   4.83%, 8/30/99.......................................................................   34,000,000         33,726,300
   4.83%, 9/3/99........................................................................   35,000,000         34,698,756
   4.83%, 9/16/99.......................................................................   50,000,000         49,483,458
   4.83%, 11/4/99.......................................................................   50,000,000         49,154,750
   4.84%, 11/5/99.......................................................................   20,500,000         20,149,974
   5.12%, 9/24/99.......................................................................   20,000,000         19,758,222
                                                                                                           -------------
                                                                                                             256,615,918
                                                                                                           -------------

OIL: DOMESTIC--0.2%
Equilon Enterprises LLC, 4.88%, 8/12/99                                                    35,000,000         34,800,733
                                                                                                           -------------

Centennial Money Market Trust

                                                                                             Face              Value
                                                                                            Amount          See Note 1
                                                                                         ------------     --------------

OIL: INTERNATIONAL--0.7%
Fina Oil & Chemical Co.:
   4.80%, 8/2/99(1)..................................................................... $ 30,000,000     $   29,872,000
   4.84%, 8/4/99(1).....................................................................   20,000,000         19,908,578
   4.84%, 9/24/99(1)....................................................................   20,000,000         19,771,444
   4.85%, 9/16/99(1)....................................................................   20,000,000         19,792,528
   4.92%, 7/23/99(1)....................................................................   20,000,000         19,939,867
   5.12%, 9/22/99.......................................................................   10,000,000          9,881,956
Statoil, 5.70%, 7/1/99(1)...............................................................   11,508,000         11,508,000
                                                                                                         ---------------
                                                                                                             130,674,373
                                                                                                         ---------------

SPECIAL PURPOSE FINANCIAL--3.5%
Forrestal Funding Master Trust, Series 1999, 4.96%, 7/21/99(3)..........................   44,000,000         43,878,756
Intrepid Funding Corp., Master Trust, Series 1998A:
   4.85%, 8/5/99(3).....................................................................   35,000,000         34,834,965
   4.87%, 10/14/99(3)...................................................................   83,773,000         82,583,074
Intrepid Funding Corp., Series 1999A:
   4.83%, 10/5/99(3)....................................................................   45,000,000         44,420,400
   4.84%, 8/19/99(3)....................................................................   48,169,000         47,851,673
   4.85%, 9/27/99(3)....................................................................   50,000,000         49,407,222
   4.85%, 11/12/99(3)...................................................................   42,000,000         41,241,783
   4.86%, 11/18/99(3)...................................................................   50,000,000         49,055,000
   4.91%, 8/31/99(3)....................................................................   30,000,000         29,750,408
   4.93%, 9/9/99(3).....................................................................  100,000,000         99,036,528
RACERS, Series 1998-MM-8-5, 4.934%, 7/2/99(2)(4)........................................   95,000,000         95,000,000
                                                                                                         ---------------
                                                                                                             617,059,809
                                                                                                         ---------------
TELECOMMUNICATIONS: TECHNOLOGY--0.6%
GTE Corp., 5.135%, 9/13/99(2)...........................................................  100,000,000         99,938,968
                                                                                                         ---------------
Total Short-Term Notes                                                                                    15,737,467,869
                                                                                                         ---------------
FOREIGN GOVERNMENT OBLIGATIONS--0.3%
Swedish Export Credit Corp. (Kingdom of Sweden), 4.80%, 10/26/99........................   50,000,000         49,220,000
                                                                                                         ---------------
Total Investments, at Value.............................................................       100.3%     17,874,326,107
Liabilities in Excess of Other Assets...................................................        (0.3)        (53,684,644)
                                                                                           ----------    ---------------
Net Assets..............................................................................       100.0%    $17,820,641,463
                                                                                           ==========    ===============

Centennial Money Market Trust

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $4,194,586,244, or 23.54% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1999. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $622,055,661 or 3.49% of the Trust's net assets as of June 30, 1999.

4. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $721,121,233, or 4.05% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.







See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999
Centennial Money Market Trust


Assets
Investments, at value--see accompanying statement ...................................................    $17,874,326,107
Cash ................................................................................................         15,509,363
Receivables and other assets:
   Shares of beneficial interest sold ...............................................................        107,797,278
   Interest .........................................................................................         29,577,328
   Other ............................................................................................            761,042
                                                                                                         ---------------
    Total assets ....................................................................................     18,027,971,118
                                                                                                         ---------------
LIABILITIES
Payables and other liabilities:
   Shares of beneficial interest redeemed ...........................................................        174,120,672
   Dividends ........................................................................................         27,758,713
   Transfer and shareholder servicing agent fees ....................................................          1,763,740
   Service plan fees ................................................................................          1,392,396
   Shareholder reports ..............................................................................          1,183,653
   Custodian fees ...................................................................................             65,744
   Other ............................................................................................          1,044,737
                                                                                                         ---------------
     Total liabilities ..............................................................................        207,329,655
                                                                                                         ---------------
NET ASSETS ..........................................................................................    $17,820,641,463
                                                                                                         ===============
COMPOSITION OF NET ASSETS
Paid-in capital .....................................................................................    $17,820,562,989
Accumulated net realized gain on investment transactions ............................................             78,474
                                                                                                         ---------------
NET ASSETS--applicable to 17,821,095,704 shares of beneficial
   interest outstanding .............................................................................    $17,820,641,463
                                                                                                         ===============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE ......................................              $1.00






See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1999
Centennial Money Market Trust


INVESTMENT INCOME
Interest ............................................................................................       $906,322,780
                                                                                                            ------------
EXPENSES
Management fees--Note 3 .............................................................................         57,461,310
Service plan fees--Note 3 ...........................................................................         34,170,025
Transfer and shareholder servicing agent fees--Note 3 ...............................................         17,191,545
Shareholder reports .................................................................................          2,054,892
Registration and filing fees ........................................................................          1,728,853
Custodian fees and expenses .........................................................................            943,731
Legal, auditing and other professional fees .........................................................            113,814
Trustees' compensation ..............................................................................             53,416
Insurance expenses ..................................................................................             27,440
Other ...............................................................................................            126,358
                                                                                                            ------------
  Total expenses ....................................................................................        113,871,384
    Less expenses paid indirectly--Note 1 ...........................................................            (47,837)
                                                                                                            ------------
  Net expenses ......................................................................................        113,823,547
                                                                                                            ------------
NET INVESTMENT INCOME ...............................................................................        792,499,233
                                                                                                            ------------
NET REALIZED GAIN ON INVESTMENTS ....................................................................             14,857
                                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................       $792,514,090
                                                                                                            ============



See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Centennial Money Market Trust

                                                                                            Year Ended June 30,
                                                                                       1999                     1998
                                                                                 ---------------         ---------------
OPERATIONS

Net investment income .......................................................    $   792,499,233         $   635,961,061
Net realized gain ...........................................................             14,857                  42,303
                                                                                 ---------------         ---------------
Net increase in net assets resulting from operations ........................        792,514,090             636,003,364
                                                                                 ---------------         ---------------


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .................................       (792,539,959)           (635,961,061)
                                                                                 ---------------         ---------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
   beneficial interest transactions--Note 2 .................................      2,706,509,046           6,051,149,102
                                                                                 ---------------         ---------------
NET ASSETS
Total increase ..............................................................      2,706,483,177           6,051,191,405
Beginning of period .........................................................     15,114,158,286           9,062,966,881
                                                                                 ---------------         ---------------
End of period ...............................................................    $17,820,641,463         $15,114,158,286
                                                                                 ===============         ===============







See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Money Market Trust


                                                                                  Year Ended June 30,
                                                                 -------------------------------------------------------
                                                                 1999         1998         1997         1996        1995
                                                                 ----         ----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................           $1.00        $1.00         $1.00        $1.00       $1.00
Income from investment operations--
   net investment income and net realized gain ......             .05          .05           .05          .05         .05
Dividends and distributions to shareholders..........            (.05)        (.05)         (.05)        (.05)       (.05)
                                                                 ----         ----          ----         ----        ----
Net asset value, end of period.......................           $1.00        $1.00         $1.00        $1.00       $1.00
                                                                 ====         ====          ====         ====        ====
TOTAL RETURN(1)......................................            4.75 %       5.16 %        4.97 %       5.11 %      5.07 %

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)..............         $17,821      $15,114        $9,063       $6,753      $4,812
Average net assets (in millions).....................         $17,128      $12,617        $8,033       $6,077      $3,342
Ratios to average net assets:(2)
Net investment income ...............................            4.63 %       5.04 %        4.86 %       4.99 %      5.01 %
Expenses, before voluntary assumption
   by the Manager(3).................................            0.66 %       0.68 %        0.73 %       0.74 %      0.77 %
Expenses, net of voluntary assumption
   by the Manager....................................             N/A         0.66 %        0.67 %       0.69 %      0.73 %




1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one year.

2.   Annualized for periods less than one full year.

3. The expense ratio reflects the effect of expenses paid indirectly by the Trust.




See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Money Market Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality, maturity and diversification standards. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Money Market Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                     Year Ended June 30, 1999            Year Ended June 30, 1998
                                 ---------------------------------   ---------------------------------
                                     Shares             Amount            Shares            Amount
                                 --------------   ----------------   ---------------   ----------------
Sold ..........................  50,615,000,093   $ 50,615,000,093    40,408,988,871   $ 40,408,988,871
Dividends and distributions
  reinvested ..................     776,439,225        776,439,225       613,194,479        613,194,479
Issued in connection with
  the acquisition of
  Daily Cash Accumulation
  Fund, Inc.--Note 4 ............            --                 --     3,461,468,087      3,460,935,372

Redeemed ...................... (48,684,930,272)   (48,684,930,272)  (38,431,969,620)   (38,431,969,620)
                                 --------------  -----------------    --------------   ----------------
Net increase ..................   2,706,509,046  $   2,706,509,046     6,051,681,817   $  6,051,149,102
                                 ==============  =================    ==============   ================

Centennial Money Market Trust

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets, 0.475% of the next $250 million of net assets, 0.45% of the next $250 million of net assets, 0.425% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, 0.375% of the next $250 million of net assets, 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. The Trust's management fee for the year ended June 30, 1999 was 0.34% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of the OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares.

4. ACQUISITION OF DAILY CASH ACCUMULATION FUND, INC.

On November 21, 1997, the Trust acquired the net assets of Daily Cash Accumulation Fund, Inc. The Trust issued 3,461,468,087 shares of beneficial interest, valued at $3,460,935,372, in exchange for the net assets, resulting in combined net assets of $13,332,466,315 on November 21, 1997. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                                   Appendix A

------------------------------------------------------------------------------
                        Description of Securities Ratings
------------------------------------------------------------------------------

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short-Term Debt Ratings.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Ratings Services
------------------------------------------------------------------------------

The following ratings by Standard & Poor's for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").


Fitch IBCA, Inc.
------------------------------------------------------------------------------

Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+". F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.


Duff & Phelps, Inc.
------------------------------------------------------------------------------

The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


Thomson BankWatch, Inc.
------------------------------------------------------------------------------

The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings

These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's  Investors Service, Inc.
------------------------------------------------------------------------------

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

------------------------------------------------------------------------------
Standard & Poor's Ratings Services
------------------------------------------------------------------------------

Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:   A strong  capacity to pay interest and repay  principal  and differ from
"AAA" rated issues only in small degree.

Fitch IBCA, Inc.
------------------------------------------------------------------------------

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

------------------------------------------------------------------------------
Duff & Phelps, Inc.
------------------------------------------------------------------------------

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Thomson BankWatch, Inc.
------------------------------------------------------------------------------

TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

      A/B:  The  company is  financially  very solid  with a  favorable  track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications
------------------------------------------------------------------------------


Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

------------------------------------------------------------------------------
Centennial Money Market Trust
------------------------------------------------------------------------------

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9130

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


PX0150.001.1199

                          CENTENNIAL MONEY MARKET TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 23.  Exhibits

(a) (i) Restated Declaration of Trust dated February 26, 1986: Previously filed with Registrant's Post-Effective Amendment No. 14 (10/28/88), and refiled with Registrant's Post-Effective Amendment No. 21 (10/28/94), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.


      (ii)  Amendment  to  Restated  Declaration  of Trust  dated May 15,  1999:
      Previously  filed  with  Registrant's   Post-Effective  Amendment  No.  28
      (8/27/99).


(b)  By-Laws,   as  amended  through  June  26,  1990:   Previously  filed  with
Registrant's Post-Effective Amendment No. 18 (10/31/91), and refiled with Registrant's Post Effective Amendment No. 21 (10/28/94), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.


(c)   (i)  Specimen  Share  Certificate:   Previously  filed  with  Registrant's
      Post-Effective Amendment No. 28 (8/27/99).

      (ii) Form of Specimen Share Certificate for Class Y shares: Filed herewith.


(d) Amended and Restated  Investment Advisory Agreement dated November 21, 1997:
Previously filed with Registrant's Post Effective Amendment No. 25 (10/28/98), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(e) (i) General Distributor's Agreement Centennial Asset Management Corporation dated October 13, 1992: Previously filed with Registrant's Post Effective Amendment No. 20 (10/29/93), and incorporated herein by reference.

      (ii) Sub-Distributor's Agreement between Centennial Asset Management Corporation and OppenheimerFunds Distributor, Inc. dated May 28, 1993:
      Previously filed with Post-Effective Amendment No. 20 (10/29/93), and incorporated herein by reference.

      (iii) Form  of  Dealer   Agreement  of   Centennial   Asset   Management
      Corporation: Previously filed with Post-Effective Amendment No. 23 of Centennial Government Trust (Reg. No. 2-75912), (11/1/94), and incorporated herein by reference.

(f) Form of Deferred Compensation Agreement for Disinterested Trustees/Directors: Filed with Post-Effective Amendment No. 40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/27/98), and incorporated herein by reference.

(g) Custodian Agreement. dated October 28, 1981: Previously filed with Registrant's Post-Effective Amendment No. 4 (1/5/83), refiled with Registrant's Post-Effective Amendment No. 21 (10/28/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(h) Not applicable.

(i) (i) Opinion and Consent of Counsel dated September 22, 1981: Previously filed with Registrant's Post-Effective Amendment No. 3 (9/29/81), refiled with Registrant's Post-Effective Amendment No. 21 (10/28/94), pursuant to
      Item 102 of Regulation S-T and incorporated herein by reference.


(j)   Independent Auditors' Consent:  Filed herewith.


(k) Not applicable.

(l) Not applicable.

(m) Service Plan and Agreement between Registrant and Centennial Asset Management Corporation under Rule 12b-1 dated August 24, 1993: Previously filed with Registrant's Post-Effective Amendment No. 20, (10/29/93), and incorporated herein by reference.


(n)   Financial Data Schedule:  Filed herewith.

(o) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 as updated through July 24, 1999: Filed by with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-82579), (8/31/99), and incorporated herein by reference.


-- Powers of Attorney (including Certified Board resolutions): Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Total Return Fund, Inc. (Reg. No. 2-11052), (4/30/99), Brian W. Wixted and incorporated herein by reference. Filed with Registrant's Post-Effective Amendment No. 25 (10/28/98) George Bowen; Filed with Registrant's Post Effective Amendment No. 23 (10/8/96) Sam Freedman and
Bridget Macaskill and with Registrant's Post Effective Amendment No. 20 (10/29/93) (all others), and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25.  Indemnification

      Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

(a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position
with Centennial Asset               Other Business and Connections
Management Corporation              During the Past Two Years

Michael Carbuto,
Vice President                      An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of     Centennial     Asset     Management
                                    Corporation.

Andrew J. Donohue,
President   and  Director           Executive   Vice
                                    President  (since  September  1993),  and  a
                                    director   (since   January   1992)  of  the
                                    Distributor;   Executive   Vice   President,
                                    General    Counsel   and   a   director   of
                                    HarbourView  Asset  Management  Corporation,
                                    Shareholder  Services,   Inc.,   Shareholder
                                    Financial  Services,  Inc.  and  Oppenheimer
                                    Partnership Holdings,  Inc. since (September
                                    1995);   President   and   a   director   of
                                    Centennial  Asset   Management   Corporation
                                    (since  September  1995);  President  and  a
                                    director   of    Oppenheimer    Real   Asset
                                    Management,  Inc.(since July 1996);  General
                                    Counsel   (since  May  1996)  and  Secretary
                                    (since    April    1997)   of    Oppenheimer
                                    Acquisition   Corp.;   Vice   President  and
                                    Director of OppenheimerFunds  International,
                                    Ltd. and  Oppenheimer  Millennium  Funds plc
                                    (since  October  1997);  an officer of other
                                    Oppenheimer funds.

Katherine P. Feld,
Secretary and Director              Vice   President   and  Secretary  of  the
                                    Distributor;   Secretary  of   HarbourView
                                    Asset    Management    Corporation,    and
                                    Centennial Asset  Management  Corporation;
                                    Secretary,  Vice President and Director of
                                    Centennial   Capital   Corporation;   Vice
                                    President  and  Secretary  of  Oppenheimer
                                    Real Asset Management, Inc.

Ray Olson,                          Assistant    Vice    President   of   OFI;
Treasurer                           Assistant Vice President and Treasurer,
                                    OFDI.

Brian W. Wixted                     Senior Vice  President  and  Treasurer  of
Assistant Treasurer                 OFI; (April
                                    1999);  Vice  President  and  Treasurer of
                                    OFDI; formerly Principal and  Chief
                                    Operating  Officer,  Bankers Trust Company
                                    Mutual Fund Service  Division  (March 1995
                                    - March 1999);  Vice  President  and Chief
                                    Financial   Officer  of  CS  First  Boston
                                    Investment   Management  Corp.  (September
                                    1991 - March  1995);  and  Vice  President
                                    and  Accounting  Manager,   Merrill  Lynch
                                    Asset   Management    (November   1987   -
                                    September 1991).
Carol Wolf,
Vice President                      An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of  OFI;   Vice   President   Finance  and
                                    Accounting;   Point  of  Contact:  Finance
                                    Supporters of Children: Member of the Oncology Advisory Board of the Children's
                                    Hospital.

Arthur J. Zimmer,
Vice President                      An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                     of OFI.

The Oppenheimer funds include the New York-based Oppenheimer funds, the Denver-based Oppenheimer funds and the Oppenheimer Quest/Rochester funds, as set forth below:


New York-based Oppenheimer Funds

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Large Cap Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Multiple  Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Quest/Rochester Funds


Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals


Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital  Income  Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term  Government Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Senior  Floating  Rate  Fund
Oppenheimer Strategic  Income  Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.


The address of OppenheimerFunds, Inc., the New York-based Oppenheimer funds, the Quest funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

The address of the Denver-based Oppenheimer funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corporation, and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

Item 27.  Principal Underwriter

(a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

(b) The directors and officers of the Registrant's principal underwriter are:

                                                      Positions and
Name & Principal             Positions & Offices      Offices with
Business Address             with Underwriter         Registrant

Michael Carbuto(1)           Vice President           Vice     President    of
                                                      Centennial
                                                      California   Tax  Exempt
                                                      Trust,
                                                      Centennial New York Tax
                                                      Exempt    Trust,     and
                                                      Centennial
                                                      Tax Exempt Trust

Andrew J. Donohue(1)         President and Director   Vice    President    and
                                                      Secretary

Katherine P. Feld(1)         Secretary and Director   None

Ray Olson                    Treasurer                None

Brian W. Wixted              Assistant Treasurer      None

Carol Wolf(2)                Vice President           Vice     President    of
                                                      Centennial
                                                      Government Trust,
                                                      Centennial Money Market
                                                      Trust and Centennial
                                                      America Fund, L.P.

Arthur Zimmer(2)             Vice President           Vice     President    of
                                                      Centennial
                                                      Government Trust,
                                                      Centennial Money Market
                                                      Trust and Centennial
                                                      America Fund, L.P.
-----------------------
(1) Two World Trade Center, New York, NY 10048-0203
(2) 6803 South Tucson Way, Englewood, CO 80112

      (c)  Not applicable.

Item 28.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 28th day of October, 1999.


                                           CENTENNIAL MONEY MARKET TRUST


                                          By:  /s/ James C. Swain*
                                              James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                          Title                   Date


/s/ James C. Swain*                 Chairman of the         October 28, 1999
------------------------------      Board of Trustees
James C. Swain                      Principal Executive

                                    Officer and Trustee


/s/ George C. Bowen*               Trustee                 October 28, 1999

------------------------------
George C. Bowen


/s/ Bridget A. Macaskill*          President and           October 28, 1999
------------------------------     Trustee
Bridget A. Macaskill

/s/ Robert G. Avis*                Trustee                 October 28, 1999

------------------------------
Robert G. Avis


/s/ William A. Baker*              Trustee                 October 28, 1999

------------------------------
William A. Baker


/s/ Jon S. Fossel*                  Trustee                 October 28, 1999

------------------------------
Jon S. Fossel


/s/ Sam Freedman*                  Trustee                 October 28, 1999

------------------------------
Sam Freedman


/s/ Raymond J. Kalinowski*         Trustee                 October 28, 1999

------------------------------
Raymond J. Kalinowski


/s/ C. Howard Kast*                Trustee                 October 28, 1999

------------------------------
C. Howard Kast


/s/ Robert M. Kirchner*            Trustee                 October 28, 1999

------------------------------
Robert M. Kirchner


/s/ Ned M. Steel*                  Trustee                 October 28, 1999

------------------------------
Ned M. Steel


/s/ Brian W. Wixted*                Treasurer               October 28, 1999

------------------------------
Brian W. Wixted

*By:  /s/ Robert G. Zack
----------------------------------
Robert G. Zack, Attorney-in-Fact

                          CENTENNIAL MONEY MARKET TRUST


                                  EXHIBIT INDEX





Exhibit No.             Description


23(c)(ii)               Form of Specimen Share Certificate for Class Y shares

23(j)                   Independent Auditors' Consent

23(n)                   Financial Data Schedule